                                                                   Exhibit 10.23

             _____________________________________________________


                        PRIME II RECEIVABLES CORPORATION

                                   Transferor

                                FDS NATIONAL BANK

                                    Servicer

                                       and

                            THE CHASE MANHATTAN BANK

                                     Trustee

                on behalf of the Series 1997-1 Certificateholders

                          ----------------------------

                    SERIES 1997-1 VARIABLE FUNDING SUPPLEMENT

                          Dated as of January 22, 1997

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of January 22, 1997

                          ----------------------------

              Class A Variable Funding Certificates, Series 1997-1

              Class B Variable Funding Certificates, Series 1997-1

                        PRIME CREDIT CARD MASTER TRUST II

             _____________________________________________________
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                                TABLE OF CONTENTS
                                -----------------

SECTION 1.  Designation........................................................1

SECTION 2.  Definitions........................................................1

SECTION 3.  Reassignment and Transfer Terms...................................17

SECTION 4.  Delivery and Payment for the Series 1997-1 Certificates...........17

SECTION 5.  Depositary; Form of Delivery of Series 1997-1 Certificates........17

SECTION 6.  Addition and Removal of Accounts..................................17

SECTION 7.  Article IV of Agreement...........................................18
            Section 4.4  Rights of Certificateholders.........................19
            Section 4.5  Collections and Allocation...........................19
            Section 4.6  Application of Funds on Deposit......................19
            Section 4.7  Coverage of Required Amounts for the Series 1997-1
                         Certificates.........................................30
            Section 4.8  Investor Charge-Offs.................................32
            Section 4.9 Reserve Account.......................................33
            Section 4.10 Excess Purchase Account..............................34
            Section 4.11 Principal and Interest Funding Accounts..............35

SECTION 8.  Article V of the Agreement........................................36
            Section 5.1  Distributions........................................36
            Section 5.2  Monthly Certificateholders' Statement................37
            Section 5.3  Annual Certificateholders' Tax Statement.............38

SECTION 9.  Article VI of Agreement...........................................38
            Section 6.15  VFC Additional Invested Amounts.....................39
            Section 6.16  Extension...........................................40
            Section 6.17  Transfers of Class C Certificates; Legends..........41

SECTION 10.  Series 1997-1 Pay Out Events.....................................43

SECTION 11.  Successor Servicer and Delegation................................46

SECTION 12.  Successor Trustee................................................46

SECTION 13.  Notices to Administrative Agent..................................46


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SECTION 14.  Charge Account Agreements and Credit and Collection Policies.....47

SECTION 15.  Minimum Denominations............................................47

SECTION 16.  Cash Equivalents.................................................48

SECTION 17.  Automatic Additional Accounts....................................48

SECTION 18.  Series 1997-1 Termination........................................48

SECTION 19.  Actions by Administrative Agent..................................48

SECTION 20.  Periodic Finance Charges and Other Fees..........................48

SECTION 21.  Distribution Account.............................................48

SECTION 22.  Rating Agency Condition..........................................48

SECTION 23.  Ratification of Agreement........................................48

SECTION 24.  Counterparts.....................................................49

SECTION 25.  GOVERNING LAW....................................................49

SECTION 26.  The Trustee......................................................49

SECTION 27.  Instructions in Writing..........................................49

                       LIST OF EXHIBITS
                       ----------------

EXHIBIT A-1       Form of Class A Certificate
EXHIBIT A-2       Form of Class B Certificate
EXHIBIT A-3       Form of Class C Certificate
EXHIBIT B         Form of Extension Notice
EXHIBIT C         Form of Investor Certificate Election Notice
EXHIBIT D         Form of Investment Letter for Series C
EXHIBIT E         Form of Servicer Report

                  SERIES 1997-1 VARIABLE FUNDING SUPPLEMENT, dated as of January 22, 1997 (this "VARIABLE FUNDING SUPPLEMENT") by and among PRIME II RECEIVABLES CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), FDS NATIONAL BANK, a national banking association organized and existing under the federal laws of the United States, as Servicer (the "Servicer"), and THE CHASE MANHATTAN BANK, a banking corporation organized and existing under the laws of State of New York, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "TRUSTEE") under the Pooling and Servicing Agreement dated as of January 22, 1997 (the "AGREEMENT") among the Transferor, the Servicer and the Trustee.

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Certificates.

                  Pursuant to this Variable Funding Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

                  SECTION 1. DESIGNATION. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Variable Funding Supplement to be known generally as the "SERIES 1997-1 VARIABLE FUNDING CERTIFICATES." The Series 1997-1 Variable Funding Certificates shall be issued in two Classes, which shall be designated generally as the Class A Variable Funding Certificates, Series 1997-1 (the "CLASS A VARIABLE FUNDING CERTIFICATES"), and the Class B Variable Funding Certificates, Series 1997-1 (the "CLASS B VARIABLE FUNDING CERTIFICATES"). In addition, there is also hereby created a third Class of interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Variable Funding Supplement, except as expressly provided herein, and which shall be known as the Class C Certificates, Series 1997-1 (the "CLASS C CERTIFICATES"). The Series 1997-1 Variable Funding Certificates and the Class C Certificates are collectively referred to sometimes in this Variable Funding Supplement as the "SERIES 1997-1 CERTIFICATES". There is hereby established a Group to be known as "Group I", in which the Series 1997-1 shall be included as the initial member. The Class C Certificates shall be Transferor Retained Certificates so long as and to the extent held of record by the Transferor.

                  SECTION 2. DEFINITIONS. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Variable Funding Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Variable Funding Supplement except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-1 Certificates and no other Series of Certificates issued by the Trust.

                  "ADMINISTRATIVE AGENT" shall mean Credit Suisse First Boston, New York Branch, or any successor designated as the Administrative Agent in the Class A Certificate Purchase Agreement and the Class B Certificate Purchase Agreement.

                  "AMORTIZATION PERIOD" shall mean the period commencing on the Amortization Period Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement or (ii) the Series 1997-1 Termination Date.

                  "AMORTIZATION PERIOD COMMENCEMENT DATE" shall mean, initially, with respect to the Investor Certificates, the earlier of the first day of the February 2000 Monthly Period and the Pay Out Commencement Date, and, with respect to an Extension, the earlier of the date specified as such in the Extension Notice and the Pay Out Commencement Date.

                  "ASSIGNEE" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                  "ANNUAL PORTFOLIO TURNOVER RATE" shall mean with respect to any Business Day during a Monthly Period, the aggregate of Receivables arising under Accounts from sales of goods and services or cash advances, excluding any portion thereof representing Periodic Finance Charges, Late Fees, annual membership fees or other fees and similar charges during each of the twelve Monthly Periods ending on the last day of the second preceding Monthly Period DIVIDED by the average of the aggregate Outstanding Balances of Receivables as of the last day of each such Monthly Period.

                  "AVAILABLE RESERVE AMOUNT" shall mean, for any Business Day, the lesser of (i) the amount on deposit in the Reserve Account on such Business Day (after giving effect to any deposit to, or withdrawal from, the Reserve Account to be made with respect to such Business Day), and (ii) the Required Reserve Amount as of such Business Day.

                  "BASE RATE" shall mean, with respect to the Investor Certificates, the sum of (i) the weighted average of the annualized Class A Certificate Rate, the annualized Class B Certificate Rate and the annualized Class C Certificate Rate and (ii) the Series Servicing Fee Percentage per annum.

                  "CARRYOVER DISCOUNT AMOUNT" shall mean, for Series 1997-1 for any Business Day, the excess, if any, of (i) the sum of (A) the product of the Discount Allocation Percentage and the Discount Amount and (B) the Carryover Discount Amount for Series 1997-1 for the preceding Business Day over (ii) the amount of Principal Collections added to Total Finance Charge Collections for such Series on such preceding Business Day.

                  "CLASS A ADDITIONAL PAYMENTS" shall mean amounts payable pursuant to Section 2.4 or 2.5 of the Class A Certificate Purchase Agreement in an aggregate amount not exceeding, for any Business Day, the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) 0.25% and (iii) the Class A Invested Amount for such Business Day. .

                  "CLASS A AGENT" shall mean Credit Suisse First Boston, New York Branch, or any successor at the time designated as the Agent for the Class A Certificateholders under the Class A Certificate Purchase Agreement.




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

                  "CLASS A CARRYING COST DAILY FACTOR" shall mean, on any Business Day, the Class A Carrying Costs for such Business Day DIVIDED by the Class A Invested Amount for such Business Day.

                  "CLASS A CARRYING COSTS" shall mean, for any Business Day, the sum of the accrued Yield (as defined in the Class A Certificate Purchase Agreement) since the preceding Business Day on the outstanding principal amount of the Class A Certificates.

                  "CLASS A CERTIFICATE PURCHASE AGREEMENT" shall mean the Class A Certificate Purchase Agreement, dated as of January 22, 1997, among the Transferor, the Servicer, the purchasers of Class A Certificates named therein and Credit Suisse First Boston, New York Branch, as the Class A Agent and the Administrative Agent, as amended from time to time.

                  "CLASS A CERTIFICATE RATE" shall mean, with respect to the Class A Certificates, the Class A Carrying Cost Daily Factor.

                  "CLASS A CERTIFICATEHOLDER" shall mean any Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "CLASS A CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class A Certificates.

                  "CLASS A CERTIFICATES" shall mean any of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-l hereto.

                  "CLASS A DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(e)(i) of the Agreement.

                  "CLASS A FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount for such Business Day and the denominator of which is the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day.

                  "CLASS A INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class A Certificates on the Issuance Date.

                  "CLASS A INTEREST" shall mean with respect to any Business Day an amount equal to the product of the Class A Certificate Rate and the outstanding principal balance of the Class A Certificates as of the close of business on such Business Day.

                  "CLASS A INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, PLUS (b) the aggregate principal amount of any VFC Additional Class A Invested Amounts purchased by the Class A Certificateholders through the end of the preceding Business Day pursuant to Section 6.15 of the Agreement, MINUS (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such Business Day and MINUS (d) the excess, if any, of the aggregate



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

amount of unreimbursed Class A Investor Charge-Offs for all Distribution Dates preceding such date over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.8(c) of the Agreement prior to such Business Day.

                  "CLASS A INVESTOR CHARGE-OFF" shall have the meaning specified in subsection 4.8(c) of the Agreement.

                  "CLASS A INVESTOR PERCENTAGE" shall mean, for any Business Day, the Class A Invested Amount as a percentage of the Invested Amount on such Business Day.

                  "CLASS A PROGRAM FEE" shall mean the fees or other amounts payable pursuant to subsection 2.3(a) of the Class A Certificate Purchase Agreement, to the extent not included in Class A Carrying Costs.

                  "CLASS A REQUIRED AMOUNT" shall mean the amount, if any, by which (x) the sum of the amounts described in subsections 4.6(a)(i), (v), (vi) or (viii) of the Agreement during the Revolving Period or subsections 4.6(b)(i),
(v), (vi) or (viii) or 4.6(c)(i), (v), (vi) or (viii) of the Agreement during the Amortization Period, as applicable, plus the Class A Investor Percentage of the amount described in subsection 4.6(a)(iv) of the Agreement during the Revolving Period, or subsection 4.6(b)(iv) or 4.6(c)(iv) of the Agreement during the Amortization Period, as applicable, exceeds (y) the Total Finance Charge Collections available for application thereto pursuant to subsections 4.6(a),
(b) or (c) of the Agreement, as applicable, on any Business Day.

                  "CLASS A SUPPLEMENTAL PAYMENTS" shall mean, on any Business Day, the sum of all unpaid amounts owed to the Administrative Agent, the Class A Agent or any Class A Purchaser (as defined in the Class A Purchase Agreement) pursuant to the Class A Certificate Purchase Agreement which have arisen prior to such Business Day (including, without limitation, amounts payable pursuant to Section 2.4 or 2.5 of the Class A Purchase Agreement on any Business Day in excess of the maximum amount of Class A Additional Payments for such Business
Day), other than Class A Interest, Class A Additional Payments and the unpaid principal amount of the Class A Certificates.

                  "CLASS B ADDITIONAL PAYMENTS" shall mean amounts payable pursuant to Section 2.4 or 2.5 of the Class B Certificate Purchase Agreement in an aggregate amount not exceeding, for any Business Day, the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) 0.25% and (iii) the Class B Invested Amount for such Business Day.

                  "CLASS B AGENT" shall mean Credit Suisse First Boston, New York Branch, or any successor at the time designated as the Agent for the Class B Certificateholders under the Class B Certificate Purchase Agreement.

                  "CLASS B CARRYING COST DAILY FACTOR" shall mean, on any Business Day, the Class B Carrying Costs for such Business Day DIVIDED by the Class B Invested Amount for such Business Day.

                  "CLASS B CARRYING COSTS" shall mean, for any Business Day, the sum of the accrued Yield (as defined in the Class B Certificate Purchase Agreement) since the preceding Business Day on the outstanding principal amount of the Class B Certificates.

                  "CLASS B CERTIFICATE PURCHASE AGREEMENT" shall mean the Class B Certificate Purchase Agreement, dated as of January 22, 1997, among the Transferor, the Servicer, the purchasers of Class B Certificates named therein and Credit Suisse First Boston, New York Branch, as the Class B Agent and the Administrative Agent, as amended from time to time.

                  "CLASS B CERTIFICATE RATE" shall mean the Class B Carrying Cost Daily Factor.

                  "CLASS B CERTIFICATEHOLDER" shall mean any Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "CLASS B CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class B Certificates.

                  "CLASS B CERTIFICATES" shall mean any of the Certificates executed by the transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto

                  "CLASS B DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(e)(ii) of the Agreement.

                  "CLASS B FIXED/FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction the numerator of which is equal to the Class B Invested Amount for the day immediately following the last day of the Revolving Period and the denominator of which is equal to the greater of (x) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (y) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables of all Series outstanding on such Business Day.

                  "CLASS B FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount for such Business Day and the denominator of which is the sum of the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day.

                  "CLASS B INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class B Certificates on the Issuance Date.

                  "CLASS B INTEREST" shall mean, with respect to any Business Day, an amount equal to the product of the Class B Certificate Rate and the outstanding principal balance of the Class B Certificates as of the close of business on such Business Day.

                  "CLASS B INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, PLUS (b) the aggregate principal amount of any VFC Additional Class B Invested Amounts purchased by the Class B Certificateholders through the end of the preceding Business Day pursuant to
Section 6.15 of the Agreement, MINUS (c) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, MINUS
(d) the aggregate amount of Class B Investor Charge-Offs and the amount of Reallocated Class B Principal Collections for all prior Business Days and PLUS
(e) the aggregate amount allocated to the Class B Certificates and available on all prior Business Days in accordance with subsection 4.8(b) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause
(d).

                  "CLASS B INVESTOR CHARGE-OFF" shall have the meaning specified in subsection 4.8(b) of the Agreement.

                  "CLASS B INVESTOR PERCENTAGE" shall mean, for any Business Day, the Class B Invested Amount as a percentage of the Invested Amount on such Business Day.

                  "CLASS B PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean, following an Amortization Period Commencement Date, the earlier of (a) the Business Day on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1997-1 Certificates remaining after payments have been made to the Class A Certificates on such Business Day, the Business Day following the Business Day on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(d), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Variable Funding Supplement.

                  "CLASS B PROGRAM FEE" shall mean the fees payable pursuant to subsection 2.3(a) of the Class B Certificate Purchase Agreement, to the extent not included in Class B Carrying Costs.

                  "CLASS B REQUIRED AMOUNT" shall mean the amount, if any, by which (x) the sum of the amounts described in subsections 4.6(a)(ii), (v), (vii) or (ix) of the Agreement during the Revolving Period or subsections 4.6(b)(ii),
(v), (vii) or (ix) or 4.6(c)(ii), (v), (vii) or (ix) of the Agreement during the Amortization Period, as applicable, plus the Class B Investor Percentage of the amount described in subsection 4.6(a)(iv) of the Agreement during the Revolving Period, or subsection 4.6(b)(iv) or 4.6(c)(iv) of the Agreement during the Amortization Period, as applicable, exceeds (y) the Total Finance Charge Collections available for application thereto pursuant to subsections 4.6(a),
(b) or (c) of the Agreement, as applicable, on any Business Day.

                  "CLASS B SUPPLEMENTAL PAYMENTS" shall mean, on any Business Day, the sum of all unpaid amounts owed to the Administrative Agent, the Class B Agent or any Class B Purchaser (as defined in the Class B Purchase Agreement) pursuant to the Class B Certificate Purchase Agreement which have arisen prior to such Business Day (including, without limitation, amounts payable pursuant to Section 2.4 or 2.5 of the Class B Purchase Agreement on any Business Day in excess of the maximum amount of Class B Additional Payments for such Business
Day), other than Class B Interest, Class B Additional Payments and the unpaid principal amount of the Class B Certificates.

                  "CLASS C ADDITIONAL INTEREST" shall have the meaning specified in subsection 6.17(c) of the Agreement.

                  "CLASS C CERTIFICATE RATE" shall mean 0% per annum; PROVIDED, HOWEVER, that such rate may be increased pursuant to the terms of a supplemental agreement entered into in accordance with subsection 6.17(c) of the Agreement.

                  "CLASS C CERTIFICATEHOLDER" shall mean any Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "CLASS C CERTIFICATEHOLDERS' INTEREST" shall mean the portion of the Series 1997-1 Certificateholders' Interest evidenced by the Class C Certificates.

                  "CLASS C CERTIFICATES" shall mean any of the Certificates executed by the transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

                  "CLASS C DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.6(e)(iii) of the Agreement.

                  "CLASS C FIXED/FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction the numerator of which is equal to the Class C Invested Amount for the day immediately following the last day of the Revolving Period and the denominator of which is equal to the greater of (x) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (y) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables of all Series outstanding on such Business Day.

                  "CLASS C FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount for such Business Day and the denominator of which is the sum of the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day.

                  "CLASS C INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Class C Certificates on the Issuance Date.

                  "CLASS C INTEREST" shall have the meaning specified in subsection 6.17(c) of the Agreement.

                  "CLASS C INTEREST SHORTFALL" shall have the meaning specified in subsection 6.17(c) of the Agreement.

                  "CLASS C INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, PLUS (b) the aggregate principal amount of any VFC Additional Class C Invested Amounts purchased by the Class C Certificateholders through the end of the preceding Business Day pursuant to Section 6.15 of the

Agreement, MINUS (c) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, MINUS (d) the aggregate amount of Class C Investor Charge-Offs and the amount of Reallocated Class C Principal Collections for all prior Business Days and PLUS (e) the aggregate amount allocated to the Class C Certificates and available on all prior Business Days in accordance with subsection 4.9(b) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (d).

                  "CLASS C INVESTOR CHARGE-OFF" shall have the meaning specified in subsection 4.8(a) of the Agreement.

                  "CLASS C INVESTOR PERCENTAGE" shall mean, for any Business Day, the Class C Invested Amount as a percentage of the Invested Amount on such Business Day.

                  "CLASS C PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean, following an Amortization Period Commencement Date, the earlier of (a) the Business Day on which the Class A Invested Amount and the Class B Invested Amount are paid in full or, if there are no Principal Collections allocable to the Series 1997-1 Variable Funding Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Business Day, the Business Day following the Business Day on which the Class A Invested Amount and the Class B Invested Amount are paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(d), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Variable Funding Supplement.

                  "CLOSING DATE" shall mean January 23, 1997.

                  "DISCOUNT ALLOCATION PERCENTAGE" shall mean with respect to Series 1997-1 and any Business Day the percentage equivalent of a fraction the numerator of which is the Series 1997-1 Discount Factor and the denominator of which is the Discount Factor on such Business Day.

                  "DISCOUNT AMOUNT" shall mean for any Business Day the Discount Factor multiplied by the Outstanding Balance of Receivables transferred to the Trust on such Business Day.

                  "DISCOUNT FACTOR" shall mean for any Business Day an amount equal to the sum of each Series Discount Factor for all Series then outstanding on such Business Day.

                  "DISCOUNT TRIGGER EVENT" shall mean for any Business Day (i) the Discount Factor for the second preceding Monthly Period being in excess of zero, (ii) the Transferor having elected, by not less than 30 days' prior written notice to the Servicer, the Trustee, the Rating Agencies and the Administrative Agent, to commence discounting of purchases of Receivables, and
(iii) the Rating Agencies and the Administrative Agent on behalf of the Class A Certificateholders and Class B Certificateholders having consented in writing (a copy of which is delivered to the Trustee) to such discounting of purchases of Receivables on or prior to such Business Day and having not revoked such consent in writing (a copy of which is to be delivered to the Trustee).

                  "DISTRIBUTION DATE" shall mean the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day, and the Scheduled Series 1997-1 Termination Date.

                  "ELECTION DATE" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "ELECTION NOTICE" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "ENHANCEMENT" shall mean with respect to the Class A Certificates, the subordination of the Class B Invested Amount and the Class C Invested Amount and the Reserve Account and, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Reserve Account; PROVIDED, HOWEVER that neither the Holders of the Class B Certificates nor the Holders of the Class C Certificates nor any provider of amounts on deposit in the Reserve Account shall be an "Enhancement Provider" for the purposes of the Agreement or this Supplement.

                  "ENHANCEMENT PERCENTAGE" shall mean, 0.0% for each Business Day from the Closing Date to and excluding the Determination Date which occurs during the March 1997 Monthly Period, and thereafter for each Business Day during the period commencing on a Determination Date to but excluding the next following Determination Date (an "ENHANCEMENT PERCENTAGE DETERMINATION PERIOD"), the greater of (i) the sum of the Excess Spread Enhancement Cap Percentage for the Monthly Period immediately preceding such Enhancement Percentage Determination Period and the Payment Rate Enhancement Cap Percentage for such Monthly Period and (ii) the Enhancement Percentage for the preceding Enhancement Percentage Determination Period minus 1.0%; PROVIDED that so long as no Reserve Account Increase Notice shall have been delivered, the Enhancement Percentage shall not exceed 4.0%, and PROVIDED FURTHER that if a Reserve Account Increase Notice shall have been delivered, the Enhancement Percentage shall at all times thereafter equal 100%.

                  "EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.6(a)(xvi) of the Agreement during the Revolving Period or subsection 4.6(b)(xii) or 4.6(c)(xvi) of the Agreement, as applicable, during the Amortization Period allocated to the Series 1997-1 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Total Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1997-1 Certificates.

                  "EXCESS PURCHASE ACCOUNT" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                  "EXCESS SPREAD PERCENTAGE" shall mean, for a Monthly Period,
(a) the lesser of (i) the aggregate Total Finance Charge Collections deposited in the Collection Account on each Business Day during such Monthly Period and
(ii) the sum for each Business Day during such Monthly Period of the product of the Floating Allocation Percentage for Series 1997-1 and the amount of Finance Charge Collections for such Business Day, MINUS (b) the sum for each Business Day during such Monthly Period of the product of the Floating Allocation Percentage for Series 1997-1 and the amount of Finance Charge Collections for such Business Day described in clause (e) of the definition of the term "Finance Charge Collections" in Section 1.1 of the Agreement, MINUS (c) the aggregate amounts withdrawn from the Collection Account during such Monthly Period pursuant to subsections 4.6(a)(i) through (vii), (x), (xi) or (xv), 4.6(b)(i) through (vii) or (x) or 4.6(c)(i) through (vii), (x), (xi) or (xv) of the Agreement, as applicable, during such Monthly Period, expressed as an annualized percentage of the average daily Invested Amount during such Monthly Period.

                  "EXCESS SPREAD ENHANCEMENT CAP PERCENTAGE" shall mean, for any Monthly Period, if the average of the Excess Spread Percentages for such Monthly Period and the two preceding Monthly Periods (or (i) in the case of the February 1997 Monthly Period, for such Monthly Period, and (ii) in the case of the March 1997 Monthly Period, for such Monthly Period and the February 1997 Monthly Period) is greater than the percentage (if any) set forth in the left-hand column below and less than or equal to the percentage (if any) set forth in the middle column below, the percentage set forth opposite such percentages in the right-hand column below:

           Three-Month Average                              Excess Spread
        Excess Spread Percentage                           Enhancement Cap
        >                      =<                          ---------------
                                                              Percentage
-------------------    -------------------                 ---------------
      5.00%                    --                              0.00%
      4.00%                  5.00%                             1.00%
      3.00%                  4.00%                             2.00%
      2.00%                  3.00%                             3.00%
        --                   2.00%                             4.00%

PROVIDED, that following any date on which the Excess Spread Enhancement Cap Percentage for a Monthly Period shall have increased from the percentage applicable to the prior Monthly Period, such increased Excess Spread Enhancement Cap Percentage shall not thereafter be reduced until the Monthly Period for which both (i) the average of the Excess Spread Percentages for such Monthly Period and the two preceding Monthly Periods (or, if less, the number of Monthly Periods which have been completed following the February 1997 Monthly Period) and (ii) the average of the Excess Spread Percentages for such Monthly Period and the five preceding Monthly Periods (or, if less, the number of Monthly Periods which have been completed following the February 1997 Monthly Period) would, based on the percentages (if any) set forth in the left-hand and middle columns above, have resulted in a lower Excess Spread Enhancement Cap Percentage in the right-hand column above, and the amount of any reduction for a Monthly Period shall not exceed 1.00%.

                  "EXTENSION" shall mean the procedure by which all or a portion of the Investor Certificateholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.16 of the Agreement.

                  "EXTENSION DATE" shall mean the last day of the January 2000 Monthly Period or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

                  "EXTENSION NOTICE" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "EXTENSION OPINION" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "EXTENSION TAX OPINION" shall have the meaning specified in subsection 6.16(a) of the Agreement.

                  "FIXED/FLOATING ALLOCATION PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount for the day immediately following the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables of all Series outstanding on such Business Day.

                  "FLOATING ALLOCATION PERCENTAGE" shall mean for any Business Day the sum of the applicable Class A Floating Allocation Percentage, Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage for such Business Day.

                  "INITIAL INVESTED AMOUNT" shall mean the aggregate initial principal amount of the Series 1997-1 Certificates on the Issuance Date.

                  "INTERCHANGE COLLECTIONS" shall mean, with respect to Series 1997-1 on any Business Day, the product of the Floating Allocation Percentage for Series 1997-1 and the amount of Interchange for such Business Day.

                  "INTEREST FUNDING ACCOUNT" shall have the meaning specified in subsection 4.11(a) of the Agreement.

                  "INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Class C Invested Amount as of such date.

                  "INVESTOR CERTIFICATES" shall mean the Class A Certificates, the Class B Certificates and the Class C Certificates.

                  "INVESTOR CHARGE-OFFS" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-Offs and the Class C Investor Charge-Offs.

                  "INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Business Day, an amount equal to the product of the aggregate Default Amount for all Defaulted Accounts on such Business Day and the Floating Allocation Percentage applicable for such Business Day.

                  "INVESTOR PERCENTAGE" shall mean for any Business Day, (a) with respect to (i) Receivables in Defaulted Accounts or any Uncovered Dilution Amount at any time, (ii) Finance Charge Collections so long as no Pay Out Event has occurred with respect to the Series 1997-1 or any other Series, and (iii) Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to (i) Finance Charge Collections if a Pay Out Event has occurred with respect to the Series 1997-1 or any other Series and
(ii) Principal Collections during the Amortization Period, the Fixed/Floating Allocation Percentage.

                  "INVESTOR SERVICING FEE" shall mean for any Business Day, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the year, (ii) the Series Servicing Fee Percentage and (iii) the Invested Amount for such Business Day.

                  "INVESTOR UNCOVERED DILUTION AMOUNT" shall mean, with respect to each Business Day, an amount equal to the product of the Uncovered Dilution Amount for such Business Day and the Floating Allocation Percentage applicable for such Business Day.

                  "ISSUANCE DATE" shall mean the initial date on which the Investor Certificates are issued.

                  "MAXIMUM FACILITY AMOUNT" shall mean for any Business Day, the sum of (i) the aggregate Commitments, as defined in the Class A Certificate Purchase Agreement, plus (ii) the aggregate Commitments, as defined in the Class B Certificate Purchase Agreement on such Business Day.

                  "MINIMUM TRANSFEROR PERCENTAGE" shall mean 2.0%.

                  "MONTHLY PERIOD" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1997-1 Certificates shall begin on and include the Closing Date and shall end on and include February 28, 1997.

                  "NET FINANCE CHARGE PORTFOLIO YIELD" shall mean, for Series 1997-1 with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the amount of Finance Charge Collections allocable to Series 1997-1 for such Monthly Period, calculated on a cash basis after subtracting the Investor Default Amount applicable to Series 1997-1 for such Monthly Period, and the denominator of which is the average daily Invested Amount of Series 1997-1 during such Monthly Period.

                  "NET PRINCIPAL COLLECTIONS" shall mean, for Series 1997-1 on any Business Day, the sum of (i) the product, during the Revolving Period, of the Floating Allocation Percentage for Series 1997-1 and, during the Amortization Period, of the Fixed/Floating Allocation Percentage for Series 1997-1 and the amount of Principal Collections on such Business Day MINUS on and after the occurrence of and during the continuance of a Discount Trigger Event
(ii) the lesser of (a) the sum of (x) the product of the Discount Allocation Percentage for Series 1997-1 and the Discount Amount for such Business Day and
(y) the Carryover Discount Amount for Series 1997-1 for such Business Day and
(b) the amount determined in clause (i).

                  "PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1997-1 Pay Out Event is deemed to occur pursuant to Section 10 of this Variable Funding Supplement.

                  "PAYMENT RATE ENHANCEMENT CAP PERCENTAGE" shall mean, for any Monthly Period, if the average of the Payment Rate Percentages for such Monthly Period and the two preceding Monthly Periods (or (i) in the case of the February 1997 Monthly Period, for such Monthly Period, and (ii) in the case of the March 1997 Monthly Period, for such Monthly Period and the February 1997 Monthly Period) is greater than the percentage (if any) set forth in the left-hand column below and less than or equal to the percentage (if any) set forth in the middle column below, the percentage set forth opposite such percentages in the right-hand column below:

           Three-Month Average                              Payment Rate
         Payment Rate Percentage                          Enhancement Cap
        =>                     <                          ---------------
                                                             Percentage
-------------------    -------------------                ---------------
      30.00%                   --                              0.00%
      25.00%                 30.00%                            1.00%
        --                   25.00%                            2.00%

PROVIDED, that following any date on which the Payment Rate Enhancement Cap Percentage for a Monthly Period shall have increased from the percentage applicable to the prior Monthly Period, such increased Payment Rate Enhancement Cap Percentage shall not thereafter be reduced until the Monthly Period for which both (i) the average of the Payment Rate Percentages for such Monthly Period and the two preceding Monthly Periods (or, if less, the number of Monthly Periods which have been completed following the February 1997 Monthly Period) and (ii) the average of the Payment Rate Percentages for such Monthly Period and the five preceding Monthly Periods (or, if less, the number of Monthly Periods which have been completed following the February 1997 Monthly Period) would, based on the percentages (if any) set forth in the left-hand and middle columns above, have resulted in a lower Payment Rate Enhancement Cap Percentage in the right-hand column above, and the amount of any reduction for a Monthly Period shall not exceed 1.00%.

                  "PAYMENT RATE PERCENTAGE" shall mean, for a Monthly Period, the aggregate Net Principal Collections deposited into the Collection Account during such Monthly Period, expressed as a percentage of (i) during the Revolving Period, Floating Allocation Percentage for Series 1997-1 times the Principal Receivables on the first day of such Monthly Period, and (ii) during the Amortization Period, the Fixed/Floating Allocation Percentage for Series 1997-1 times the Principal Receivables on the first day of such Monthly Period.

                  "PORTFOLIO YIELD" shall mean for the Series 1997-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate Total Finance Charge Collections allocated to the Series 1997-1 Certificates for such Monthly Period, calculated on a cash basis, minus the aggregate Investor Default Amounts for each Business Day during such Monthly Period, and the denominator of which is the average daily Invested Amount during such Monthly Period.

                  "PRINCIPAL ACCOUNT" shall have the meaning specified in subsection 4.11(a) of the Agreement.

                  "PRINCIPAL SHORTFALLS" shall mean, as the context requires, either (a) the amounts specified as such in the Supplement for any other Series or (b) with respect to the Series 1997-1 Certificates, the amount specified as such in subsection 4.6(f) of the Agreement.

                  "PROCEEDS ACCOUNT" shall have the meaning specified in Section
4.12 of the Agreement.

                  "RATING AGENCY" shall mean each of Moody's and Standard & Poor's.

                  "RATING AGENCY CONDITION" shall mean, with respect to any action or series of related actions or proposed transaction or series or related proposed transactions, that each Rating Agency shall have notified the Administrative Agent in writing that such action or series of related actions or proposed transaction or series or related proposed transactions will not result in a reduction or withdrawal of the rating of any commercial paper notes or other short-term or intermediate term obligation issued by any Structured Purchaser (as defined in either the Class A Purchase Agreement or the Class B Purchase Agreement) or in a reduction in any informal long-term rating assigned by such Rating Agency to the Class A Certificates or the Class B Certificates.

                  "REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.7(d) of the Agreement.

                  "REALLOCATED CLASS C PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.7(c) of the Agreement.

                  "REQUIRED CLASS B INVESTED AMOUNT" shall mean, (a) for any Business Day during the Revolving Period, an amount equal to 12.5% of the Class A Invested Amount on such Business Day or (b) for any Business Day if, on or prior to such Business Day, there have been any reductions in the Class B Invested Amount pursuant to clause (d) of the definition of such term or if the Amortization Period shall have commenced, an amount equal to the Required Class B Invested Amount on the Business Day immediately preceding such reduction or commencement; PROVIDED that from and after the Class B Principal Payment Commencement Date, the Required Class B Invested Amount shall equal $0.

                  "REQUIRED CLASS C INVESTED AMOUNT" shall mean, (a) for any Business Day during the Revolving Period, an amount equal to the greater of (i) 10% of the Invested Amount on such Business Day or (ii) 5% of the Maximum Facility Amount on such Business Day, or (b) for any Business Day if, on or prior to such Business Day, there have been any reductions in the Class

C Invested Amount pursuant to clause (d) of the definition of such term or if the Amortization Period shall have commenced, an amount equal to the Required Class C Invested Amount on the Business Day immediately preceding such reduction or commencement; PROVIDED that from and after the Class C Principal Payment Commencement Date, the Required Class C Invested Amount shall equal $0.

                  "REQUIRED RESERVE AMOUNT" shall mean, with respect to any Business Day, the product of (i) the Enhancement Percentage for such Business Day, times (ii) during the Revolving Period, the Invested Amount on such Business Day or, during the Amortization Period, the Invested Amount on the last day of the Revolving Period, PROVIDED that during the Amortization Period, the Required Reserve Amount on any Business Day shall not exceed the Invested Amount on such Business Day.

                  "RESERVE ACCOUNT" shall have the meaning specified in subsection 4.9(a) of the Agreement.

                  "RESERVE ACCOUNT INCREASE NOTICE" shall mean a written notice delivered by the Administrative Agent to the Servicer pursuant to the Class A Certificate Purchase Agreement at the instruction of the Class A Certificateholders or pursuant to the Class B Certificate Purchase Agreement at the instruction of the Class B Certificateholders stating that a Termination Event shall have occurred thereunder and directing that the Enhancement Percentage be increased to 100%.

                  "REVOLVING PERIOD" shall mean (a) the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date, or (b) with respect to an Extension, the period beginning on the Extension Date and ending on the date specified in the Extension Notice.

                  "SCHEDULED SERIES 1997-1 TERMINATION DATE" shall mean January 31, 2002 unless a different date shall be set forth in the Extension Notice.

                  "SERIES 1997-1" shall mean the Series of the Prime Credit Card Master Trust II represented by the Series 1997-1 Certificates.

                  "SERIES 1997-1 CERTIFICATEHOLDER" shall mean the Holder of any Series 1997-1 Certificate.

                  "SERIES 1997-1 CERTIFICATEHOLDERS' INTEREST" shall have the meaning specified in Section 4.4 of the Agreement.

                  "SERIES 1997-1 CERTIFICATES" shall have the meaning specified in Section 1 of this Variable Funding Supplement.

                  "SERIES 1997-1 DISCOUNT FACTOR" shall mean with respect to Series 1997-1 for any Business Day, the amount for Series 1997-1, if any, calculated as of the second preceding Monthly Period, by which either (x) (a) the product of (i) the Base Rate plus one-half of one percent MINUS the Net Finance Charge Portfolio Yield divided by the Annual Portfolio Turnover Rate and
(ii)
the Floating Allocation Percentage exceeds (b) zero or, (y) solely at the option of the Transferor, the amount by which (a) the product of (i) the Base Rate plus one percent MINUS the Net Finance Charge Portfolio Yield divided by the Annual Portfolio Turnover Rate and (ii) the Floating Allocation Percentage exceeds (b) zero; provided, however that the Series Discount Factor shall not exceed 4.00%.

                  "SERIES 1997-1 PAY OUT EVENT" shall have the meaning specified in Section 10 of this Variable Funding Supplement.

                  "SERIES 1997-1 SHORTFALL" shall mean the amount, if any, by which (x) the sum of the amounts described in subsections 4.6(a)(i) through (xv) of the Agreement during the Revolving Period or subsections 4.6(b)(i) through
(xi) or 4.6(c)(i) through (xv) of the Agreement during the Amortization Period, as applicable, exceeds (y) the Total Finance Charge Collections available for application thereto pursuant to subsections 4.6(a), (b) or (c) of the Agreement, as applicable, on any Business Day.

                  "SERIES 1997-1 TERMINATION DATE" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1997-1 Certificates are paid in full including any Supplemental Payments, or (ii) the Scheduled Series 1997-1 Termination Date.

                  "SERIES 1997-1 VARIABLE FUNDING CERTIFICATES" shall have the meaning specified in Section 1 of this Variable Funding Supplement.

                  "SERIES SERVICING FEE PERCENTAGE" shall mean 2.00%.

                  "SHARED PRINCIPAL COLLECTIONS" shall mean, as the context requires, either (a) the amount allocated to the Series 1997-1 Certificates which, in accordance with subsections 4.6(e)(iii) and 4.6(f) of the Agreement, may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1997-1 Certificates.

                  "TARGETED HOLDER" shall mean (i) each holder of a right to receive interest, principal or any other amount with respect to any Class C Certificate or any other certificates or other interest in the Trust, excluding any certificates or other interest in the Trust (including, if applicable, the Class A Variable Funding Certificates and the Class B Variable Funding Certificates) with respect to which an opinion is rendered that such certificates or other such interests will be treated as debt for federal income tax purposes, and (iii) any holder of a right to receive any amount in respect of the Transferor Interest; PROVIDED, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

                  "TERMINATION EVENT" shall mean the occurrence of any event or condition constituting a "Termination Event" in the Class A Certificate Purchase Agreement or the Class B Certificate Purchase Agreement.

                  "TERMINATION PAYMENT DATE" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an insolvency or bankruptcy event and the occurrence of the Scheduled Series 1997-1 Termination Date.

                  "TOTAL FINANCE CHARGE COLLECTIONS" shall mean, with respect to Series 1997-1 on any Business Day, the sum of (i) the product of applicable Investor Percentage for the Series 1997-1 and the amount of Finance Charge Collections for such Business Day, PLUS (ii) on and after the occurrence of and during the continuance of a Discount Trigger Event the lesser of (a) the sum of
(x) the product of the Discount Allocation Percentage for Series 1997-1 and the Discount Amount for such Business Day and (y) the Carryover Discount Amount for Series 1997-1 for such Business Day and (b) the product of the applicable Investor Percentage for the Series 1997-1 and the amount of Principal Collections for such Business Day, PLUS (iii) available cash investment earnings for such Business Day on amounts on deposit in the Reserve Account to the extent such earnings are to be treated as Total Finance Charge Collections in accordance with subsection 4.9(b), PLUS (iv) available cash investment earnings for such Business Day on amounts on deposit in the Interest Funding Account, the Principal Account, the Proceeds Account or the Excess Purchase Account.

                  "TRANSFER" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                  "VFC ADDITIONAL CLASS A INVESTED AMOUNT" shall have the meaning specified in subsection 6.15(a) of the Agreement.

                  "VFC ADDITIONAL CLASS B INVESTED AMOUNT" shall have the meaning specified in subsection 6.15(a) of the Agreement.

                  "VFC ADDITIONAL CLASS C INVESTED AMOUNT" shall have the meaning specified in subsection 6.15(a) of the Agreement.

                  "VFC ADDITIONAL INVESTED AMOUNT" shall have the meaning specified in subsection 6.15(a) of the Agreement.

                  "VFC PRINCIPAL COLLECTIONS" shall mean amounts specified as such in subsections 4.6(a)(v), 4.6(a)(vi), 4.6(a)(vii), 4.6(a)(x) and 4.6(d) of
the Agreement.

                  SECTION 3. REASSIGNMENT AND CERTAIN TRANSFER TERMS.

                  (a) The Series 1997-1 Certificates shall be subject to termination by the Transferor, at its option in accordance with the terms specified in subsection 12.2(a) of the Agreement on any Distribution Date on which the Invested Amount shall be less than 10% of the highest Invested Amount since the Closing Date. The deposit required in connection with any such termination and final distribution shall be equal to the Invested Amount plus
(i) all accrued and unpaid interest on the Series 1997-1 Certificates, (ii) all accrued and unpaid Class A Program Fees, (iii) all unpaid Class A Additional Payments and Class A Supplemental Payments, (iv) all accrued and unpaid Class B Program Fees, and (v) all unpaid Class B Additional Payments and Class B Supplemental Payments, through the day prior to the Distribution Date on which the repurchase occurs.

                  (b) In no event shall the Class C Certificates or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned, in whole or in part, unless the Transferor shall have consented in writing to such transfer and unless (l) the Rating Agency Condition shall have been satisfied, and (2) the Trustee shall have received an Opinion of Counsel that such transfer does not (i) adversely affect the conclusions reached in any of the federal income tax opinions dated the applicable Closing Date issued in connection with the original issuance of any Series of Investor Certificates or
(ii) result in a taxable event to the holders of any such Series.

                  (c) Each Series 1997-1 Certificateholder, by accepting and holding a Series 1997-1 Certificate or interest therein, will be deemed to have represented and warranted that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                  SECTION 4. DELIVERY AND PAYMENT FOR THE SERIES 1997-1 CERTIFICATES. The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1997-1 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

                  SECTION 5. DEPOSITARY; FORM OF DELIVERY OF SERIES 1997-1 CERTIFICATES. The Class A Certificates, the Class B Certificates and the Class C Certificates shall be delivered as Definitive Certificates as provided in
Section 6.12 of the Agreement.

                  SECTION 6. ADDITION AND REMOVAL OF ACCOUNTS. (a) Paragraph
(b) of the definition of "AUTOMATIC ADDITIONAL ACCOUNT" in Section 1.1 of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                           "(b) any other consumer revolving credit card account, Receivables from which each Rating Agency permits to be added automatically to the Trust; PROVIDED:

                  (i) the Rating Agency Condition shall have been satisfied with respect to the inclusion of such accounts as Automatic Additional Accounts pursuant to this paragraph (b); and

                  (ii) the Administrative Agent on behalf of the Class A Certificateholders and Class B Certificateholders shall have consented in writing to including as Automatic Additional Accounts any Accounts the receivables of which have been purchased (but the accounts of which have not been originated) by the Originator or any VISA(R)or MasterCard(R)revolving credit card accounts which have not been originated by the Originator in accordance with the Credit and Collection Policy substantially as in effect on the Closing Date (subject to changes therein which would not materially and adversely affect the interests of the Series 1997-1 Certificateholders) with respect to the retail operating subsidiaries of Federated as at the Closing Date."

                  (b) Subsection (viii) of Section 2.6(e) of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                  "(viii) the Administrative Agent on behalf of the Class A Certificateholders and Class B Certificateholders shall have consented in writing to including as Automatic Additional Accounts any Accounts the receivables of which have been purchased (but the accounts of which have not been originated) by the Originator or any VISA(R)or MasterCard(R)revolving credit card accounts which have not been originated by the Originator in accordance with the Credit and Collection Policy substantially as in effect on the Closing Date (subject to changes therein which would not materially and adversely affect the interests of the Series 1997-1 Certificateholders) with respect to the retail operating subsidiaries of Federated as at the Closing Date."

                  (c) Section 2.7(d) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                  "Notwithstanding the foregoing, the Transferor will be permitted to designate Removed Accounts in connection with the sale by Federated or any Affiliate of Federated of all or substantially all of the capital stock or assets of any retail subsidiary of Federated if (A) the conditions in clauses (i),
                  (iii) and (iv) of subsection 2.7(b) have been met and the Transferor shall have delivered to the Trustee and the Administrative Agent an Officer's Certificate confirming the compliance with such conditions and (B) the Administrative Agent on behalf of the Class A Certificateholders and the Class B Certificateholders has consented in writing to such sale."

                  SECTION 7. ARTICLE IV OF AGREEMENT. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.4 RIGHTS OF CERTIFICATEHOLDERS. The Series 1997-1 Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1997-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account and the Excess Funding Account (for such Series, the "SERIES 1997-1 CERTIFICATEHOLDERS' INTEREST"). The Class B Invested Amount and the Class C Invested Amount shall be subordinate to the Class A Certificates, and the Class C Invested Amount shall be subordinated to the Class B Certificates.

From and after the Amortization Period Commencement Date, the Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full, and the Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account or the Excess Funding Account, except as specifically provided in this
Article IV.

                  Section 4.5 COLLECTIONS AND ALLOCATION. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account or the Excess Funding Account that are allocable to the Series 1997-1 Certificates as described in this Article IV. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1997-1 Certificates, and the Servicer shall allocate Collections in accordance with the Daily Report with respect to such Business Day in accordance with the terms of Section 4.6 of the Agreement.

                  Section 4.6 APPLICATION OF FUNDS ON DEPOSIT IN THE COLLECTION ACCOUNT FOR THE SERIES 1997-1 CERTIFICATES. (a) On each Business Day with respect to the Revolving Period, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Total Finance Charge Collections, the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.6(a)(i) through 4.6(a)(xvi) of the Agreement.

                             (i) CLASS A INTEREST AND PROGRAM FEES. On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Total Finance Charge Collections for such Business Day, an amount equal to sum of the Class A Interest and the Class A Program Fees accrued since the preceding Business Day PLUS any Class A Interest or Class A Program Fees due with respect to any prior Business Day but not previously paid to the Class A Certificateholders.

                             (ii) CLASS B INTEREST AND PROGRAM FEES.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(a)(i) of the Agreement), an amount equal to the sum of the Class B Interest and the Class B Program Fees accrued since the preceding Business Day PLUS any Class B Interest or Class B Program Fees due with respect to any prior Business Day but not previously paid to the Class B Certificateholders.

                             (iii)  INVESTOR  SERVICING  FEE PAYABLE  FROM
INTERCHANGE. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of the lesser of (A) Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(a)(i) and (ii) of the Agreement) and (B) Interchange Collections for such Business Day, the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                             (iv) INVESTOR SERVICING FEE. On each Business Day,
if FDSNB or any Affiliate of FDSNB is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(a)(i) through (iii) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer, to the extent not withdrawn on such Business Day pursuant to subsection 4.6(a)(iii) of the Agreement.

                             (v) INVESTOR DEFAULT AMOUNT AND UNCOVERED
DILUTION AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (iv) of the Agreement), an amount equal to the sum of (A) the aggregate Investor Default Amount for such Business Day, PLUS (B) the unpaid Investor Default Amount for any previous Business Day, PLUS (C) the Investor Uncovered Dilution Amount for such Business Day, PLUS (D) the unpaid Investor Uncovered Dilution Amount for any previous Business Day, such amount to be treated as VFC Principal Collections during the Revolving Period.

                             (vi) REIMBURSEMENT OF CLASS A INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (v) of the Agreement), an amount equal to the unreimbursed Class A Investor Charge-Offs, such amount to be treated as VFC Principal Collections during the Revolving Period.

                             (vii) REIMBURSEMENT OF CLASS B INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (vi) of the Agreement), an amount equal to the unreimbursed Class B Investor Charge-Offs, such amount to be treated as VFC Principal Collections during the Revolving Period.

                             (viii) CLASS A ADDITIONAL PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class A Certificateholders, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(a)(i) through (vii) of the Agreement), the portion of the Class A Additional Payments accrued since the preceding Business Day PLUS any Class A Additional Payments due with respect to any prior Business Day but not distributed to the Class A Certificateholders, with interest thereon as provided in the Class A Certificate Purchase Agreement.

                             (ix)  CLASS B ADDITIONAL PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B Certificateholders, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(a)(i) through (viii) of the Agreement), the portion of the Class B Additional Payments accrued since the preceding Business Day PLUS any Class B Additional Payments with respect to any prior Business Day but not distributed to the Class B Certificateholders, with interest thereon as provided in the Class B Certificate Purchase Agreement.

                             (x) REIMBURSEMENT OF CLASS C INVESTOR CHARGE-OFFS.
On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (ix) of the Agreement), an amount equal to the unreimbursed Class C Investor Charge-Offs, such amount to be treated as VFC Principal Collections during the Revolving Period.

                             (xi) CLASS C INTEREST.  On each  Business Day, the
Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class C Certificateholders to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (x) of the Agreement), an amount equal to (x) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class C Certificates at the Class C Certificate Rate but which has not been paid to the Class C Certificateholders PLUS (y) additional interest at the Class C Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously paid to the Class C Certificateholders.

                             (xii) REQUIRED RESERVE AMOUNT. On each Business
Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Reserve Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xi) of the Agreement), an amount equal to the excess, if any, of the Required Reserve Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such date) over the Available Reserve Amount (without giving effect to any deposit made on such Business Day under Section 4.6).

                             (xiii) CLASS A  SUPPLEMENTAL  PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class A Agent, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xii) of the Agreement), an amount equal to the sum of all unpaid Class A Supplemental Payments.

                             (xiv) CLASS B  SUPPLEMENTAL  PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B Agent, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xiii) of the Agreement), an amount equal to the sum of all unpaid Class B Supplemental Payments.

                             (xv) FDSNB  SERVICING  FEE. On each  Business Day,
if FDSNB or any Affiliate of FDSNB is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xiv) of the Agreement) the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer, to the extent not withdrawn on such Business Day pursuant to subsection 4.6(a)(iii) of the Agreement.

                             (xvi)  EXCESS  FINANCE  CHARGE  COLLECTIONS.  Any
amounts remaining in the Collection Account to the extent of the Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(a)(i) through (xv) of the Agreement) shall be treated as Excess Finance Charge Collections allocable to other Series in Group I, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw such amounts from the Collection Account and first make such amounts available as Excess Finance Charge Collections to pay to Certificateholders of other Series in Group I to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge Collections allocated to such other Series, then pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Finance Charge Collections to the Transferor.

                  (b) On each Business Day prior to the last Business Day of any Monthly Period with respect to the Amortization Period, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Total Finance Charge Collections, the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.6(b)(i) through 4.6(b)(xii) of the Agreement.

                             (i) CLASS A INTEREST AND PROGRAM  FEES.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Total Finance Charge Collections for such Business Day, an amount equal to the sum of the Class A Interest and the Class A Program Fees accrued since the preceding Business Day PLUS any Class A Interest or Class A Program Fees due with respect to any prior Business Day but not previously paid to the Class A Certificateholders.

                             (ii) CLASS B INTEREST AND PROGRAM FEES.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(b)(i) of the Agreement), an amount equal to the sum of the Class B Interest and the Class B Program Fees accrued since the preceding Business Day PLUS any Class B Interest or Class B Program Fees due with respect to any prior Business Day but not previously paid to the Class B Certificateholders.

                             (iii)  INVESTOR  SERVICING  FEE PAYABLE  FROM
INTERCHANGE. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of the lesser of (A) Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(b)(i) and (ii) of the Agreement) and (B) Interchange Collections for such Business Day, the Investor Servicing Fee accrued since the preceding Business Day PLUS any

Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                             (iv)  INVESTOR  SERVICING  FEE. On each Business
Day, if FDSNB or any Affiliate of FDSNB is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(b)(i) through (iii) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer, to the extent not withdrawn on such Business Day pursuant to subsection 4.6(a)(iii) of the Agreement.

                             (v) INVESTOR DEFAULT AMOUNT AND UNCOVERED
DILUTION AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (iv) of the Agreement), an amount equal to the sum of (A) the aggregate Investor Default Amount for such Business Day, PLUS (B) the unpaid Investor Default Amount for any previous Business Day, PLUS (C) the Investor Uncovered Dilution Amount for such Business Day, PLUS (D) the unpaid Investor Uncovered Dilution Amount for any previous Business Day, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (vi)  REIMBURSEMENT OF CLASS A INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (v) of the Agreement), an amount equal to the unreimbursed Class A Investor Charge-Offs, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (vii)  REIMBURSEMENT OF CLASS B INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (vi) of the Agreement), an amount equal to the unreimbursed Class B Investor Charge-Offs, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (viii) CLASS A ADDITIONAL PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class A Certificateholders, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(b)(i) through (vii) of the Agreement), the portion of the Class A Additional Payments accrued since the preceding Business Day PLUS any Class A Additional Payments due with respect to any prior Business Day but not distributed to the Class A Certificateholders, with interest thereon as provided in the Class A Certificate Purchase Agreement.

                             (ix)  CLASS B ADDITIONAL PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B Certificateholders, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(b)(i) through (viii) of the Agreement), the portion of the Class B Additional Payments accrued since the preceding Business Day PLUS any Class B Additional Payments due with respect to any prior Business Day but not distributed to the Class B Certificateholders, with interest thereon as provided in the Class B Certificate Purchase Agreement.

                             (x)  REIMBURSEMENT OF CLASS C INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through
(ix) of the Agreement), an amount equal to the unreimbursed Class C Investor Charge-Offs, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (xi) REQUIRED  RESERVE AMOUNT.  On each Business
Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Reserve Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (x) of the Agreement), an amount equal to the excess, if any, of the Required Reserve Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such date) over the Available Reserve Amount (without giving effect to any deposit made on such Business Day under Section 4.6).

                             (xii) EXCESS FINANCE CHARGE COLLECTIONS.  Any
amounts remaining in the Collection Account to the extent of the Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(b)(i) through (xi) of the Agreement), shall be treated as Excess Finance Charge Collections, and the Trustee shall deposit any such remaining Total Finance Charge Collections into the Collection Account and shall add such funds to the Total Finance Charge Collections on each subsequent Business Day in such Monthly Period until the last Business Day of the related Monthly Period.

                  (c) On the last Business Day of each Monthly Period with respect to the Amortization Period, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of Total Finance Charge Collections, the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.6(c)(i) through 4.6(c)(xvi) of the Agreement.

                             (i) CLASS A INTEREST AND PROGRAM  FEES.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Total Finance Charge Collections for such Business Day, an amount equal to the sum of the Class A Interest and Class A Program Fees accrued since the preceding Business Day PLUS any Class A Interest or Class A Program Fees due with respect to any prior Business Day but not previously paid to the Class A Certificateholders.

                             (ii) CLASS B INTEREST AND PROGRAM FEES.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(c)(i) of the Agreement), an amount equal to the sum of the Class B Interest and the Class B Program Fees accrued since the preceding Business Day PLUS any Class B Interest or the Class B Program Fees due with respect to any prior Business Day but not previously paid to the Class B Certificateholders.

                             (iii) INVESTOR SERVICING FEE PAYABLE FROM
INTERCHANGE. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of the lesser of (A) Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(c)(i) and (ii) of the Agreement) and (B) Interchange Collections for such Business Day, the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

                             (iv) INVESTOR SERVICING FEE. On each Business Day,
if FDSNB or any Affiliate of FDSNB is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(c)(i) through (iii) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer, to the extent not withdrawn on such Business Day pursuant to subsection 4.6(c)(iii) of the Agreement.

                             (v) INVESTOR DEFAULT AMOUNT AND UNCOVERED
DILUTION AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (iv) of the Agreement), an amount equal to the sum of (A) the aggregate Investor Default Amount for such Business Day, PLUS (B) the unpaid Investor Default Amount for any previous Business Day, PLUS (C) the Investor Uncovered Dilution Amount for such Business Day, PLUS (D) the unpaid Investor Uncovered Dilution Amount for any previous Business Day, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (vi) REIMBURSEMENT OF CLASS A INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (v) of the Agreement), an amount equal to the unreimbursed Class A Investor Charge-Offs, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (vii) REIMBURSEMENT OF CLASS B INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (vi) of the Agreement), an amount equal to the unreimbursed Class B Investor Charge-Offs, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (viii) CLASS A ADDITIONAL PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class A Certificateholders, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(c)(i) through (vii) of the Agreement), the portion of the Class A Additional Payments accrued since the preceding Business Day PLUS any Class A Additional Payments due with respect to any prior Business Day but not distributed to the Class A Certificateholders, with interest thereon as provided in the Class A Certificate Purchase Agreement.

                             (ix) CLASS B ADDITIONAL PAYMENTS.  On each Business
Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B Certificateholders, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsection 4.6(c)(i) through (viii) of the Agreement), the portion of the Class B Additional Payments accrued since the preceding Business Day PLUS any Class B Additional Payments due with respect to any prior Business Day but not distributed to the Class B Certificateholders, with interest thereon as provided in the Class B Certificate Purchase Agreement.

                             (x)  REIMBURSEMENT OF CLASS C INVESTOR
CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Total Finance Charge Collections for such Business Day after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through
(ix) of the Agreement), an amount equal to the unreimbursed Class C Investor Charge-Offs, such amount to be deposited into the Principal Account or paid pursuant to subsection 4.6(e) to the applicable Class or Classes of Certificateholders on such Business Day.

                             (xi) CLASS C INTEREST.  On each Business Day, the
Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class C Certificateholders to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (x) of the Agreement), an amount equal to (x) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class C Certificates at the Class C Certificate Rate but which has not been paid to the Class C Certificateholders PLUS (y) additional interest at the Class C Certificate Rate for interest that has accrued on interest that was due pursuant to this subsection but was not previously paid to the Class C Certificateholders.

                             (xii) REQUIRED RESERVE AMOUNT.  On each Business
Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Reserve Account, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xi) of the Agreement), an amount equal to excess, if any, of the Required Reserve Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such date) over the Available Reserve Amount (without giving effect to any deposit made on such Business Day under Section 4.6).

                             (xiii) CLASS A SUPPLEMENTAL PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class A Agent, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xii) of the Agreement), an amount equal to the sum of all unpaid Class A Supplemental Payments.

                             (xiv) CLASS B SUPPLEMENTAL  PAYMENTS.  On each
Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class B Agent, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xiii) of the Agreement), an amount equal to the sum of all unpaid Class B Supplemental Payments.

                             (xv) FDSNB SERVICING FEE. On each Business Day, if
FDSNB or any Affiliate of FDSNB is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xiv) of the Agreement) the Investor Servicing Fee accrued since the preceding Business Day PLUS any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer, to the extent not withdrawn on such Business Day pursuant to subsection 4.6(c)(iii) of the Agreement.

                             (xvi) EXCESS FINANCE CHARGE COLLECTIONS.  Any
amounts remaining in the Collection Account to the extent of Total Finance Charge Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xv) of the Agreement), shall be treated as Excess Finance Charge Collections allocable to other Series in Group I, and the Servicer shall direct the Trustee on such Business Day to withdraw such amounts from the Collection Account and to first make such amounts available as Excess Finance Charge Collections to pay to Certificateholders of other Series in Group I to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Finance Charge Collections to the Transferor.

                  (d) For each Business Day (i) the funds on deposit in the Collection Account in an amount not to exceed, during the Revolving Period, the Class C Floating Allocation Percentage or, during the Amortization Period, the Class C Fixed/Floating Allocation Percentage of Net Principal Collections with respect to such Business Day shall be applied by the Servicer or by the Trustee acting in accordance with the instructions of the Servicer as Reallocated Class C Principal Collections to the extent necessary to pay first the Class A Required Amount and then the Class B Required Amount on such Business Day as described in subsection 4.7(c) of the Agreement, (ii) if any Class A Required Amount remains after giving effect to such application, the funds on deposit in the Collection Account in an amount not to exceed, during the Revolving Period, the Class B Floating Allocation Percentage or, during the Amortization Period, the Class B Fixed/Floating Allocation Percentage of Net Principal Collections with respect to such Business Day shall be applied by the Servicer or by the Trustee acting in accordance with the instructions of the Servicer as Reallocated Class B Principal Collections to the extent necessary to pay the remaining Class A Required Amount on such Business Day as described in subsection 4.7(d) of the Agreement, and (iii) the remainder of the Net Principal Collections shall be treated as VFC Principal Collections and applied as provided in subsection 4.6(f) of the Agreement.

                  (e) For each Business Day on and after the Amortization Period Commencement Date, the funds on deposit in the Collection Account will be distributed by the Trustee acting in accordance with the instructions of the Servicer in the following priority:

                             (i) an amount equal to the sum of (A) Net Principal Collections for such Business Day (MINUS the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections with respect to such Business Day which is required to fund a deficiency pursuant to subsection 4.7(c) or 4.7(d) of the Agreement for such Business Day, if any), (B) any amount on deposit in the Excess Funding Account allocated to the Investor Certificates on such Business Day, and (C) the aggregate amounts, if any, allocated on such Business Day pursuant to subsections 4.6(b)(v), (vi), (vii) or (x) or 4.6(c)(v),
         (vi), (vii) or (x) (such sum, the "CLASS A DAILY PRINCIPAL AMOUNT"), plus the amount of Shared Principal Collections allocated to the Series 1997-1 Certificates in accordance with Sections 4.3(e) and 4.6(f) of the Agreement, will be deposited into the Principal Account until the amount on deposit therein equals the Class A Invested Amount;

                             (ii) on and after the Class B Principal Payment Commencement Date, an amount equal to the sum of (A) Net Principal Collections for such Business Day (MINUS the amount of Reallocated Class C Principal Collections with respect to such Business Day which is required to fund a deficiency with respect to the Class B Certificates pursuant to subsection 4.7(c) of the Agreement for such Business Day), (B) any amount on deposit in the Excess Funding Account allocated to the Investor Certificates on such Business Day, and (C) the amount, if any, allocated to pursuant to subsections 4.6(b)(v),
         (vii) or (x) or 4.6(c)(v), (vii) or (x) of the Agreement with respect to such Business Day, MINUS, in the case of each of clauses (A), (B) and (C) above, the amount thereof paid to the Class A Certificateholders pursuant to subsection 4.6(e)(i) of the Agreement (such sum, after such reduction, the "CLASS B DAILY PRINCIPAL Amount"), will be deposited into the Principal Account until the amount on deposit therein equals the Class B Invested Amount;

                             (iii) on and after the Class C Principal Payment Commencement Date, an amount equal to (A) Net Principal Collections for such Business Day, (B) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day, and
         (C) the amount, if any, allocated to pursuant to subsections 4.6(b)(v) or (x) or 4.6(c)(v) or (x) of the Agreement with respect to such Business Day, MINUS, in the case of each of clauses (A), (B) and (C) above, the amount thereof paid to the Class A Certificateholders pursuant to subsection 4.6(e)(i) of the Agreement or to the Class B Certificateholders pursuant to subsection 4.6(e)(ii) of the Agreement (such sum, after such reduction, the "CLASS C DAILY PRINCIPAL AMOUNT") will be paid to the Holders of the Class C Certificates; and

                             (iv) an amount equal to the balance of any such remaining funds on deposit in the Collection Account on such Business Day allocated to the Series 1997-1 Certificates shall be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

                  (f) VFC Principal Collections shall be applied by the Servicer or by the Trustee acting in accordance with the instructions of the Servicer on each Business Day with respect to the Revolving Period first, at the option of the Transferor and in an amount to be determined by the Transferor, to make payments of principal to (i) the Class A Certificateholders, (ii) if after giving effect to such payment, both (A) no Series 1997-1 Pay Out Event shall have occurred and be continuing and (B) the Class B Invested Amount shall not be less than the Required Class B Invested Amount, to the Class A Certificateholders and the Class B Certificateholders pro rata based on the Invested Amount of each such Class on such Business Day, or (iii) if after giving effect to such payment, both (A) no Series 1997-1 Pay Out Event shall have occurred and be continuing, (B) the Class B Invested Amount shall not be less than the Required Class B Invested Amount, and (C) the Class C Invested Amount shall not be less than the Required Class C Invested Amount, to the Class A Certificateholders, the Class B Certificateholders and the Class C Certificateholders pro rata based on the Invested Amount of each such Class on such Business Day and, then the remaining VFC Principal Collections shall be treated as Shared Principal Collections available to make payments with respect to other Series pursuant to subsection 4.3(e) of the Agreement. On any Business Day Shared Principal Collections allocated to the Series 1997-1 Certificates for such Business Day may be applied by the Servicer or by the Trustee acting in accordance with the instructions of the Servicer, at the option of the Transferor and in an amount (such amount to be deemed the "PRINCIPAL SHORTFALL" with respect to the Series 1997-1 Certificates) to be determined by the Transferor, to make payments of principal to (i) the Class A Certificateholders,
(ii) if after giving effect to such payment, both (A) no Series 1997-1 Pay Out Event shall have occurred and be continuing and (B) the Class B Invested Amount shall not be less than the Required Class B Invested Amount, to the Class A Certificateholders and the Class B Certificateholders pro rata based on the Invested Amount of each such Class on such Business Day, or (iii) if after giving effect to such payment, both (A) no Series 1997-1 Pay Out Event shall have occurred and be continuing, (B) the Class B Invested Amount shall not be less than the Required Class B Invested Amount, and (C) the Class C Invested Amount shall not be less than the Required Class C Invested Amount, to the Class A Certificateholders, the Class B Certificateholders and the Class C Certificateholders pro rata based on the Invested Amount of each such Class on such Business Day. Amounts of principal to be paid to the Class A Certificateholders or the Class B Certificateholders pursuant to this subsection 4.6(f) shall be deposited into the Principal Account.

                  (g) At the option of the Transferor on any Business Day, all or any portion of Principal Collections otherwise to be paid to the Transferor as Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement on such Business Day or of Shared Principal Collections otherwise to be paid to the Transferor pursuant to subsection 4.3(e) of the Agreement on such Business Day may be deposited into the Reserve Account.

                  Section 4.7 COVERAGE OF REQUIRED AMOUNTS FOR THE SERIES 1997-1 CERTIFICATES. (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base Rate and (b) the product of (i) the amount on deposit in the Excess Funding Account and (ii) the number of days elapsed since the previous Business Day divided by the actual number of days in such year OVER (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested, such amount to be applied during the Revolving Period in the manner specified in subsections 4.6(a)(i) through (ix) and (xii) through (xv) of the Agreement or during the Amortization Period in the manner specified in subsections 4.6(b)(i) through (ix) and (xi) of the Agreement or subsections 4.6(c)(i) through (ix) and (vii) through (xv), as applicable, of the Agreement. After giving effect to such application, on each Business Day, the Servicer shall determine the Class A Required Amount, the Class B Required Amount and the Series 1997-1 Shortfall, if any. In the event that the Class A Required Amount, the Class B Required Amount or the Series 1997-1 Shortfall for a Business Day is greater than zero, the Servicer shall reflect such positive amount on the Daily Report for such Business Day.

                  (b) To the extent of any Series 1997-1 Shortfall, the Servicer shall apply any Excess Finance Charge Collections allocable to the Series 1997-1 Certificates in an amount equal to such Series 1997-1 Shortfall in the manner specified in subsections 4.6(a)(i) through (xv) of the Agreement during the Revolving Period or in the manner specified in subsections 4.6(b)(i) through
(xi) or 4.6(c)(i) through (xv) of the Agreement, as applicable, during the Amortization Period. Excess Finance Charge Collections allocated to the Series 1997-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series in Group I for such Business Day and (y) a fraction, the numerator of which is the Series 1997-1 Shortfall for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series in Group I for such Business Day. If there is any Class A Required Amount for a Business Day after such application of Excess Finance Charge Collections, the amount thereof, up to the Available Reserve Amount, shall be withdrawn by the Trustee acting in accordance with the instructions of the Servicer on such Business Day from the Reserve Account and shall be applied during the Revolving Period in the manner specified in subsections 4.6(a)(i), (v), (vi) or (viii) of the Agreement, or during the Amortization Period in the manner described in subsections 4.6(b)(i), (v), (vi) or (viii) of the Agreement or subsections 4.6(c)(i), (v), (vi) or (viii) of the Agreement, as applicable. If there is any Class B Required Amount for a Business Day after such application of Excess Finance Charge Collections, the amount thereof, up to the Available Reserve Amount (after giving effect to any withdrawals in respect of the Class A Required Amount), shall be withdrawn by the Trustee acting in accordance with the instructions of the Servicer on such Business Day from the Reserve Account and shall be applied during the Revolving Period in the manner specified in subsections 4.6(a)(ii), (v), (vii) or (ix) of the Agreement, or during the Amortization Period in the manner described in subsections 4.6(b)(ii), (v), (vi) or (ix) or 4.6(c)(ii), (v), (vii) or (ix) of the Agreement, as applicable.

                  (c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for a Business Day exceeds the sum of the Available Reserve Amount and the amount of the Excess Finance Charge Collections allocated thereto on such Business Day, a portion of the Net Principal Collections allocable to the Class C Certificates in an amount equal to the lesser of such excess and product of (i) (x) during the Revolving Period, the Class C Floating Allocation Percentage or (y) during the Amortization Period, the Class C Fixed/Floating Allocation Percentage and (ii) the amount of Net Principal Collections in the Collection Account with respect to such Business Day shall be allocated by the Servicer first to the Class A Certificates and then to the Class B Certificates and applied on such Business Day in accordance with the provisions during the Revolving Period of subsections 4.6(a)(i), (ii) or (iv) through (ix) of the Agreement and during the Amortization Period, in accordance with the provisions of subsections 4.6(b)(i),
(ii) or (iv) through (ix) of the Agreement or 4.6(c)(i), (ii) or (iv) through
(ix) of the Agreement, as applicable; PROVIDED, HOWEVER, that with respect to amounts applied pursuant to subsections 4.6(a)(iv), (b)(iv) and (c)(iv), such amounts shall be applied only to the extent of the sum of the Class A Floating Allocation Percentage and the Class B Floating Allocation Percentage of the shortfall arising pursuant to such subsections (any such amount so applied, "REALLOCATED CLASS C PRINCIPAL COLLECTIONS"). In the event that the sum of the Class A Required Amount and the Class B Required Amount (determined in accordance with the first sentence of this subsection (c)) exceeds such Available Reserve Amount and the amount of such Excess Finance Charge Collections and of such Net Principal Collections allocable to the Class C Certificates, the Class C Invested Amount shall be reduced but only to the extent that the Class C Invested Amount shall be reduced to zero and then the Class B Invested Amount and, if applicable, the Class A Invested Amount shall be reduced as provided in subsections 4.8(b) or 4.8(c) of the Agreement.

                  (d) In the event that the Class A Required Amount for a Business Day exceeds the sum of the Available Reserve Amount, the amount of the Excess Finance Charge Collections and the amount of Reallocated Class C Principal Collections allocated thereto on such Business Day, a portion of the Net Principal Collections allocable to the Class B Certificates in an amount equal to the lesser of such excess and the product of (i) (x) during the Revolving Period, the Class B Floating Allocation Percentage or (y) during the Amortization Period, the Class B Fixed/Floating Allocation Percentage and (ii) the amount of Net Principal Collections in the Collection Account with respect to such Business Day, shall be allocated by the Servicer first to the Class A Certificates and applied on such Business Day in accordance with the provisions during the Revolving Period of subsections 4.6(a)(i), (iv), (v), (vi) and (viii) of the Agreement and during the Amortization Period, in accordance with the provisions of subsection 4.6(b)(i), (iv), (v), (vi) and (viii) of the Agreement or subsection 4.6(c)(i), (iv), (v), (vi) and (viii) of the Agreement, as applicable; PROVIDED, HOWEVER, that with respect to amounts applied pursuant to subsections 4.6(a)(iv), (b) (iv) and (c) (iv), such amounts shall be applied only to the extent of the Class A Floating Allocation Percentage of the shortfall arising pursuant to such subsections (any such amount so applied, "REALLOCATED CLASS B PRINCIPAL COLLECTIONS"). In the event that the Class A Required Amount (determined in accordance with the first sentence of this subsection (d)) exceeds such Available Reserve Amount and the amount of such Excess Finance Charge Collections and of such Net Principal Collections allocable to the Class B Certificates, the Class B Invested Amount shall be reduced but only to the extent that the Class B Invested Amount shall be reduced to zero and then the Class A Invested Amount shall be reduced as provided in subsection 4.8(c) of the Agreement.

                  Section 4.8 INVESTOR CHARGE-OFFS. (a) If, on any Determination Date with respect to a Distribution Date on or prior to the Class C Principal Payment Commencement Date, the sum of (i) aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly

Period plus (ii) the aggregate Investor Uncovered Dilution Amount, if any, for each Business Day in the preceding Monthly Period exceeded the aggregate amount of Finance Charge Collections applied to the payment thereof pursuant to subsection 4.6(a)(v) of the Agreement during the Revolving Period or subsection 4.6(b)(v) or 4.6(c)(v) of the Agreement, as applicable, during the Amortization Period and the Available Reserve Amount and the amount of Excess Finance Charge Collections and Reallocated Class C Principal Collections allocated thereto pursuant to subsections 4.7(b) and (c) of the Agreement, the Class C Invested Amount will be reduced (without duplication of any reduction pursuant to the last sentence of subsection 4.7(c)) by the amount by which such aggregate Investor Default Amount and Investor Uncovered Dilution Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (a "CLASS C INVESTOR CHARGE-OFF"). To the extent that on any subsequent Business Day VFC Additional Amounts are purchased pursuant to Section 6.15, the Holder of the Class C Certificates shall first deposit into the Excess Funding Account an amount equal to any Class C Investor Charge-Offs on such Business Day and then shall purchase any other Class C Invested Amount pursuant to Section 6.15. To the extent that on any subsequent Business Day there is a remaining positive balance of Total Finance Charge Collections on deposit in the Collection Account after giving effect during the Revolving Period to subsections 4.6(a)(i) through
(ix) of the Agreement or during the Amortization Period to subsections 4.6(b)(i) through (ix) or subsections 4.6(c)(i) through (ix) of the Agreement, as applicable, the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.6(a)(x) of the Agreement during the Revolving Period or subsection 4.6(b)(x) or 4.6(c)(x) of the Agreement, as applicable, during the Amortization Period to reimburse the aggregate amount of Class C Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  (b) In the event that any reduction of the Class C Invested Amount pursuant to subsection 4.8(a) of the Agreement would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the lesser of (i) the amount by which the Class C Invested Amount would have been reduced below zero and (ii) the sum of (A) aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period plus (B) the aggregate Investor Uncovered Dilution Amount, if any, for each Business Day in the preceding Monthly Period (a "CLASS B INVESTOR CHARGE-OFF"). To the extent that on any subsequent Business Day there is a positive balance of Total Finance Charge Collections on deposit in the Collection Account after giving effect to subsections 4.6(a)(i) through (vi) of the Agreement during the Revolving Period or subsections 4.6(b)(i) through (vi) or 4.6(c)(i) through (vi) of the Agreement, as applicable, during the Amortization Period, the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.6(a)(vii) of the Agreement during the Revolving Period or subsection 4.6(b)(vii) or 4.6(c)(vii) of the Agreement, as applicable, during the Amortization Period to reimburse the aggregate amount of Class B Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  (c) In the event that any such reduction of the Class B Invested Amount pursuant to Subsection 4.8(b) of the Agreement would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the lesser of (i) the amount by which the Class B Invested Amount would have been reduced below zero and (ii) the sum of (A) aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period plus (B) the aggregate Investor Uncovered

Dilution Amount, if any, for each Business Day in the preceding Monthly Period (a "CLASS A INVESTOR CHARGE-OFF"). To the extent that on any subsequent Business Day there is a positive balance of Total Finance Charge Collections on deposit in the Collection Account after giving effect to subsections 4.6(a)(i) through
(v) of the Agreement during the Revolving Period or subsections 4.6(b)(i) through (v) or 4.6(c)(i) through (v) of the Agreement, as applicable, during the Amortization Period, the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.6(a)(vi) of the Agreement during the Revolving Period or subsection 4.6(b)(vi) or 4.6(c)(vi) of the Agreement, as applicable, during the Amortization Period to reimburse the aggregate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  Section 4.9 RESERVE ACCOUNT. (a) The Servicer shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "RESERVE ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. If at any time an Eligible Institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall within 10 Business Days establish a new Reserve Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Reserve Account in the amounts and at the times set forth in Sections 4.6, 4.7 and 4.9 of the Agreement. All withdrawals from the Reserve Account shall be made in the priority set forth below.

                  (b) No deposit into the Reserve Account shall be required on the Closing Date. Funds on deposit in the Reserve Account from time to time shall be invested and/or reinvested at the direction of the Servicer by the Trustee in Cash Equivalents that will mature so that such funds will be available for withdrawal on the following Transfer Date. No Cash Equivalent shall be disposed of prior to its maturity unless the Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Cash Equivalent or (ii) prior to the maturity of such Cash Equivalent, a default occurs in the payment of principal, interest or any other amount with respect to such Cash Equivalent. The Trustee shall maintain for the benefit of the Holders of Series 1997-1 Variable Funding Certificates possession of the negotiable instruments or securities, if any, evidencing such Cash Equivalents. All cash interest and earnings (net of losses and investment expenses) received on each Business Day on funds on deposit in the Reserve Account shall be retained therein to the extent that the Available Reserve Amount is less than the Required Reserve Amount on such Business Day, and such retained amounts shall be considered to be available and on deposit in the Reserve Account until withdrawn therefrom. All cash interest and earnings (net of losses and investment expenses) received on each Business Day on funds on deposit in the Reserve Account in excess of the amount, if any, required to be retained in the Reserve Account on such Business Day shall be treated as a component of Total Finance Charge Collections and, for purposes of determining the availability of funds or the balances in the Reserve Account for any other reason under this Variable Funding Supplement, all such investment earnings on such funds shall be deemed not to be available or on deposit in the Reserve Account. If on any Business Day the amount on deposit in the Reserve Account exceeds the Required Reserve Amount, the amount of such excess shall be treated as a component of Total Finance Charge Collections.

                  Section 4.10 EXCESS PURCHASE ACCOUNT. (a) The Servicer shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "EXCESS PURCHASE ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Purchase Account and in all proceeds thereof. The Excess Purchase Account shall be under the sole dominion and control of the Trustee for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. If at any time an Eligible Institution holding the Excess Purchase Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall within 10 Business Days establish a new Excess Purchase Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Excess Purchase Account. The Trustee, at the direction of the Servicer, shall make deposits to the Excess Purchase Account in the amounts and at the times set forth in Section 6.15 of the Agreement.

                  (b) Funds on deposit in the Excess Purchase Account from time to time shall be invested and/or reinvested at the direction of the Servicer by the Trustee in Cash Equivalents that will mature so that such funds will be available for withdrawal not later than the following Transfer Date. No Cash Equivalent shall be disposed of prior to its maturity unless the Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Cash Equivalent or (ii) prior to the maturity of such Cash Equivalent, a default occurs in the payment of principal, interest or any other amount with respect to such Cash Equivalent. The Trustee shall maintain for the benefit of the Holders of Series 1997-1 Variable Funding Certificates possession of the negotiable instruments or securities, if any, evidencing such Cash Equivalents. All cash interest and earnings (net of losses and investment expenses) received on each Business Day on funds on deposit in the Excess Purchase Account shall be treated as a component of Total Finance Charge Collections. For purposes of determining the availability of funds or the balances in the Excess Purchase Account for any other reason under this Variable Funding Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) If on any Business Day prior to the Amortization Period Commencement Date the greater of (i) the sum of (A) the aggregate Invested Amount of each Series then outstanding as of such day including the Series 1997-1 Variable Funding Certificates minus amounts on deposit in the principal funding account for any Series and (B) the Minimum Transferor Amount as of such day or (ii) the Minimum Aggregate Principal Receivables exceeds an amount equal to (a) the aggregate amount of Principal Receivables and amounts on deposit in the Excess Funding Account (other than investment earnings thereon), PLUS (b) the amount on deposit in the Excess Purchase Account, the amount of such excess shall be withdrawn by the Trustee in accordance with the instructions of the Servicer from the Excess Purchase Account and paid to the Transferor in respect of VFC Additional Invested Amounts theretofore purchased hereunder. On the Amortization Period Commencement Date, the amount on deposit in the Excess Purchase Account or, if less, the sum of the Class A Invested Amount and the Class B Invested Amount shall be withdrawn by the Trustee at the direction of the Servicer and deposited into the Principal Account.

                  Section 4.11 PRINCIPAL AND INTEREST FUNDING ACCOUNTS. (a) The Servicer shall establish and maintain with an Eligible Institution approved by the Class A Agent and the Class B Agent, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, segregated trust accounts (the "PRINCIPAL ACCOUNT" and the "INTEREST FUNDING ACCOUNT", respectively), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Account and the Interest Funding Account and in all proceeds thereof. The Principal Account and the Interest Funding Account shall each be under the sole dominion and control of the Trustee for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. If at any time an Eligible Institution holding the Principal Account or the Interest Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee and the Administrative Agent, and the Trustee upon being notified (or the Servicer on its behalf ) shall within ten Business Days establish a new Principal Account or Interest Funding Account, as the case may be, meeting the conditions specified above, and shall transfer any cash or any investments to such new Principal Account or Interest Funding Account. The Trustee, at the direction of the Servicer, shall make deposits to the Principal Account in the amounts and at the times set forth in Section 4.6 or 4.10 of the Agreement and shall make deposits to the Interest Funding Account in the amounts and at the times set forth in Section 4.6 of the Agreement. Amounts deposited into the Principal Account or Interest Funding Account shall not reduce the Invested Amount.

                  (b) Funds on deposit in the Principal Account and the Interest Funding Account in respect of the Class A Variable Funding Certificates from time to time shall be invested and/or reinvested at the direction of the Class A Agent by the Trustee in Cash Equivalents that will mature so that such funds will be available for withdrawal on the Business Day preceding the respective dates on which the related payments are required to be made under the Class A Certificate Purchase Agreement. No Cash Equivalent shall be disposed of prior to its maturity unless the Class A Agent so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Cash Equivalent or (ii) prior to the maturity of such Cash Equivalent, a default occurs in the payment of principal, interest or any other amount with respect to such Cash Equivalent. The Trustee shall maintain for the benefit of the Holders of Class A Certificates possession of the negotiable instruments or securities, if any, evidencing such Cash Equivalents. Funds on deposit in the Principal Account and the Interest Funding Account in respect of the Class B Variable Funding Certificates from time to time shall be invested and/or reinvested at the direction of the Class B Agent by the Trustee in Cash Equivalents that will mature so that such funds will be available for withdrawal on the Business Day preceding the respective dates on which the related payments are required to be made under the Class B Certificate Purchase Agreement. No Cash Equivalent shall be disposed of prior to its maturity unless the Class B Agent so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Cash Equivalent or (ii) prior to the maturity of such Cash Equivalent, a default occurs in the payment of principal, interest or any other amount with respect to such Cash Equivalent. The Trustee shall maintain for the benefit of the Holders of Class B Certificates possession of the negotiable instruments or securities, if any, evidencing such Cash Equivalents.

                  (c) All cash interest and earnings (net of losses and investment expenses) received on each Business Day on funds on deposit in the Principal Account or the Interest Funding Account shall be treated as a component of Total Finance Charge Collections. For purposes of determining the availability of funds or the balances in the Principal Account or the Interest Funding Account for any other reason under this Variable Funding Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (d) Amounts on deposit in the Principal Account shall be withdrawn by the Trustee acting at the direction of the Class A Agent at the end of each Fixed Period (as defined in the Class A Certificate Purchase Agreement) for any portion of the Class A Investor Principal Balance (as so defined) or on any other date on which a payment in respect of principal of the Class A Certificates is due as contemplated by the Class A Certificate Purchase Agreement, to pay to Class A Certificateholders such portion of the Class A Investor Principal Balance. Amounts on deposit in the Interest Funding Account shall be withdrawn by the Trustee acting at the direction of the Class A Agent at the end of each Fixed Period (as defined in the Class A Certificate Purchase Agreement) for any portion of the Class A Investor Principal Balance (as so defined) or on any other date on which a payment in respect of interest on the Class A Certificates is due as contemplated by the Class A Certificate Purchase Agreement, to pay to Class A Certificateholders accrued and unpaid interest on such portion of the Class A Investor Principal Balance and, on each Distribution Date, to pay accrued and unpaid Class A Program Fees. Amounts on deposit in the Principal Account shall be withdrawn by the Trustee acting at the direction of the Class B Agent at the end of each Fixed Period (as defined in the Class B Certificate Purchase Agreement) for any portion of the Class B Investor Principal Balance (as so defined) or on any other date on which a payment in respect of principal of the Class B Certificates is due as contemplated by the Class B Certificate Purchase Agreement, to pay to Class B Certificateholders such portion of the Class B Investor Principal Balance. Amounts on deposit in the Interest Funding Account shall be withdrawn by the Trustee acting at the direction of the Class B Agent at the end of each Fixed Period (as defined in the Class B Certificate Purchase Agreement) for any portion of the Class B Investor Principal Balance (as so defined) or on any other date on which a payment in respect of interest on the Class B Certificates is due as contemplated by the Class B Certificate Purchase Agreement, to pay to Class B Certificateholders accrued and unpaid interest on such portion of the Class B Investor Principal Balance and, on each Distribution Date, to pay accrued and unpaid Class B Program Fees.

                  Section 4.12 PROCEEDS ACCOUNT. The Servicer shall establish and maintain with an Eligible Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "PROCEEDS ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Proceeds Account and in all proceeds thereof. The Proceeds Account shall be under the sole dominion and control of the Trustee for the benefit of the Holders of Series 1997-1 Variable Funding Certificates. If at any time an Eligible Institution holding the Proceeds Account ceases to be an Eligible Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall within 10 Business Days establish a new Proceeds Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Proceeds Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Proceeds Account in the amounts and at the times set forth in Section 6.15 of the Agreement. Funds on deposit in the Proceeds Account from time to time shall be held uninvested.

                  SECTION 8. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 5.1 DISTRIBUTIONS. (a) On each Business Day, the Paying Agent shall distribute to the Class A Certificateholders the amount, if any, specified in subsection 4.11(d) of the Agreement to be paid to the Class A Certificateholders on such Business Day; PROVIDED, HOWEVER, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

                  (b) On each Business Day, the Paying Agent shall distribute to the Class B Certificateholders the amount, if any, specified in subsection 4.11(d) of the Agreement to be paid to the Class B Certificateholders on such Business Day; PROVIDED, HOWEVER, that the final payment in retirement of the Class B Certificate will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

                  (c) On each Business Day, the Paying Agent shall distribute (in accordance with the Daily Report delivered by the Servicer to the Trustee pursuant to subsection 3.4(b) of the Agreement) to each Class C Certificateholder of record (other than as provided in subsection 2.4(d) or in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of such amounts on deposit in the Collection Account as are payable to the Class C Certificateholders pursuant to Section 4.6 of the Agreement; PROVIDED, HOWEVER, that the final payment in retirement of the Class C Certificate will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

                  Section 5.2 MONTHLY CERTIFICATEHOLDERS' STATEMENT. As soon as practicable, but no later than each Determination Date following the end of each Monthly Period with respect to items (i) through (vii) below, and no later than 30 days following the end of each Monthly Period with respect to the remaining items listed below, the Servicer shall forward to the Trustee, the Administrative Agent and the Rating Agencies a statement, substantially in the form of Exhibit E to this Variable Funding Supplement, including the following information:

                             (i) the amount of Net Principal Collections received in the Collection Account during the related Monthly Period and allocated in respect of each Class of Series 1997-1 Certificates;

                             (ii) the amount of Total Finance Charge Collections processed during the related Monthly Period and allocated in respect of each Class of Series 1997-1 Certificates;

                             (iii) the aggregate amount of Principal
         Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Transferor Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the last day of the Monthly Period preceding such Distribution Date;

                             (iv) the aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 days or more delinquent as of the end of each billing cycle during the preceding Monthly Period for such account;

                             (v) the aggregate Investor Default Amount for the related Monthly Period;

                             (vi) the aggregate Investor Uncovered Dilution Amount for the related Monthly Period;

                             (vii) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs for the related Monthly Period and reimbursements thereof;

                             (viii)  the aggregate amount of the Monthly
         Servicing  Fee for the  related  Monthly Period;

                             (ix) the Excess Spread Percentage, the Excess Spread Enhancement Cap Percentage, the Payment Rate Percentage, the Payment Rate Enhancement Cap Percentage and the Enhancement Percentage for the related Monthly Period;

                             (x) the Available Reserve Account Amount on the last day of Monthly Period immediately preceding the related Monthly Period, the aggregate deposits in the Reserve Account during the related Monthly Period, the aggregate disbursements from the Reserve Account during such Monthly Period, and the Available Reserve Account Amount and the Required Reserve Account Amount on the last day of such Monthly Period; and

                             (xi) the Portfolio Yield and the average of the daily Base Rates for the related Monthly Period.

                  Section 5.3 ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing information regarding the amounts distributed to such Person and the principal and interest portion thereof, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-1

Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                  SECTION 9. ARTICLE VI OF AGREEMENT. The Opinion of Counsel referred to in part (b) of the seventh sentence of Section 6.9 of the Agreement shall mean, with respect to the Series 1997-1 Certificates, an Opinion of Counsel to the effect that the Class A Certificates and the Class B Certificates will not represent interests in an association taxable as a corporation or a publicly traded partnership for federal income tax purposes. Except as provided in the preceding sentence, sections 6.1 through 6.14 of the Agreement shall be read in their entirety as provided in the Agreement. Article VI (except for Sections 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:

                  SECTION 6.15 VFC ADDITIONAL INVESTED AMOUNTS. (a) The Holders of the Class A Certificates, the Holders of the Class B Certificates and the Holders of the Class C Certificates agree, by acceptance of the Class A Certificates, the Class B Certificates or the Class C Certificates, respectively, that the Transferor may from time to time prior to the Amortization Period Commencement Date for the Variable Funding Certificates require that such Certificateholders acquire as of any Business Day additional undivided interests in the Trust in specified amounts (such amounts, respectively, the "VFC ADDITIONAL CLASS A INVESTED AMOUNT," the "VFC ADDITIONAL CLASS B INVESTED AMOUNT," and the "VFC ADDITIONAL CLASS C INVESTED AMOUNT" and, collectively, the "VFC ADDITIONAL INVESTED AMOUNTS") not to exceed, after giving effect thereto, an amount equal to (i) the aggregate amount of Principal Receivables and amounts on deposit in the Excess Funding Account (other than investment earnings thereon), (ii) PLUS the amount on deposit in the Excess Purchase Account, MINUS (iii) the greater of (A) the sum of (x) the aggregate Invested Amount of each Series then outstanding as of such day including the Variable Funding Certificates minus amounts on deposit in the principal funding account for any Series and (y) the Minimum Transferor Amount as of such day or
(B) the Minimum Aggregate Principal Receivables.

                  (b) The obligation of any Holder of Class A Certificates to acquire any VFC Additional Class A Invested Amount shall be subject to the satisfaction of any applicable conditions provided in the Class A Certificate Purchase Agreement and subject to the further conditions that, after giving effect to such acquisition and to any concurrent acquisitions of VFC Additional Invested Amounts, (i) the Class B Invested Amount shall be equal to or greater than the Required Class B Invested Amount and the Class C Invested Amount shall be equal to or greater than the Required Class C Invested Amount and (ii) the sum of the Available Reserve Amount plus the excess, if any, of the Class C Invested Amount over 10% of the Invested Amount shall be equal to or greater than the Required Reserve Amount. The obligation of any Holder of Class B Certificates to acquire any VFC Additional Class B Invested Amount shall be subject to the satisfaction of any applicable conditions provided in the Class B Certificate Purchase Agreement and subject to the further conditions that, after giving effect to such acquisition and to any concurrent acquisitions of VFC Additional Invested Amounts, (i) the Class C Invested Amount shall be equal to or greater than the Required Class C Invested Amount and (ii) the sum of the Available Reserve Amount plus the excess, if any, of the Class C Invested Amount over 10% of the Invested Amount shall be equal to or greater than the Required Reserve Amount.

                  (c) If the Holders of the Class A Certificates acquire such additional interest, then in consideration of such Holder's payments of the VFC Additional Class A Invested Amount, the Servicer shall note such VFC Additional Class A Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such VFC Additional Invested Amounts, and the Invested Amount of the Class A Variable Funding Certificates will be equal to the Invested Amount of the Class A Certificates stated in such Daily Report. If the Holders of the Class B Certificates acquire such additional interest, then in consideration of such Holder's payments of the VFC Additional Class B Invested Amount, the Servicer shall note such VFC Additional Class B Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such VFC Additional Invested Amounts, and the Invested Amount of the Class B Certificates will be equal to the Invested Amount of the Class B Certificates stated in such Daily Report. If the Holders of the Class C Certificates acquire such additional interest, then in consideration of such Holder's payments of the VFC Additional Class C Invested Amount, the Servicer shall appropriately note such VFC Additional Class C Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such VFC Additional Invested Amounts, and the Invested Amount of the Class C Certificates will be equal to the Invested Amount of the Class C Certificates stated in such Daily Report.

                  (d) The proceeds of the purchase on any Business Day of VFC Additional Invested Amounts received by the Trustee shall be deposited upon receipt into the Proceeds Account. To the extent that on any purchase date and after giving effect to the purchase of VFC Additional Invested Amounts pursuant to this Section 6.15, (a) the greater of (i) the sum of (A) the aggregate Invested Amount of each Series then outstanding as of such day including the Variable Funding Certificates minus amounts on deposit in the principal funding account for any Series and (B) the Minimum Transferor Amount as of such day or
(ii) the Minimum Aggregate Principal Receivables exceeds (b) an amount equal to the aggregate amount of Principal Receivables and amounts on deposit in the Excess Funding Account (other than investment earnings thereon), the Servicer shall instruct the Trustee, and the Trustee, upon such instruction from the Servicer, shall withdraw a portion of the purchase price for such VFC Additional Invested Amounts equal to such excess from the Proceeds Account and deposit such portion into the Excess Purchase Account. The Trustee shall withdraw any remaining Proceeds of such purchase price from the Proceeds Account and transfer such amounts to the Transferor in accordance with the instructions of the Servicer.

                  (e) In the event that the proceeds of a purchase of any VFC Additional Class A Invested Amounts required to be made on a Business Day pursuant to the Class A Certificate Purchase Agreement shall not have been received in the Proceeds Account by 1:00 p.m., New York City time, on such Business Day, the Servicer shall notify the Class A Agent and the Transferor by not later than 1:30 p.m., New York City time, on such Business Day. In the event that the proceeds of a purchase of any VFC Additional Class B Invested Amounts required to be made on a Business Day pursuant to the Class B Certificate Purchase Agreement shall not have been received in the Proceeds Account by 1:00 p.m., New York City time, on such Business Day, the Servicer shall notify the Class B Agent and the Transferor by not later than 1:30 p.m., New York City time, on such Business Day.

                  Section 6.16 EXTENSION. (a) If a Pay Out Event has not occurred or has occurred but has been remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit B (the "EXTENSION NOTICE") to this Variable Funding Supplement. The Trustee shall mail a copy of the Extension Notice and all documents annexed thereto to the Investor Certificateholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following documents shall be annexed to the Extension Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the Extension the Transferor will not be treated as an association taxable as a corporation (the "EXTENSION TAX OPINION"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "EXTENSION OPINION") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, (B) the Extension has been duly authorized by the Transferor, and (C) all conditions precedent to the Extension required by this Section 6.16 have been fulfilled; and (iii) a form of Investor Certificateholder Election Notice substantially in the form of Exhibit C (the "ELECTION NOTICE") to this Variable Funding Supplement. In addition, the Extension Notice shall state that any Investor Certificateholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Certificateholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "ELECTION DATE").

                  (b) No Extension shall occur until prior satisfaction of the following conditions at the close of business on the Election Date: (i) no Pay Out Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Transferor and the Trustee and (B) written confirmation from each Rating Agency rating the Class A Certificates or the Class B Certificates or providing informal ratings on such Series 1997-1 Variable Funding Certificates for the benefit of a Class A Certificateholder or Class B Certificateholder that the Extension will not cause such Rating Agency to lower its then current rating or informal rating or withdraw its ratings or informal ratings of such Investor Certificates, (iii) the holders of more than 50% of the principal amount of Class A Certificates and of more than 50% of the principal amount of Class B Certificates shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed Election Notice annexed to the Extension Notice delivered to such Class A Certificateholders and Class B Certificateholders pursuant to subsection 6.16(a) of the Agreement, (iv) if provided for by the Transferor, in its sole discretion, in the Extension Notice, the holders of a specified minimum amount of outstanding Class C Certificates shall have elected to approve of the Extension by returning to the Trustee on or before the Election Date the executed form of Election Notice annexed to the Extension Notice delivered to such Class C Certificateholders pursuant to subsection 6.16(a) of the Agreement and (v) the Transferor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this subparagraph (b) have been satisfied. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.16(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.16(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

                  (c) The execution by the required number of Investor Certificateholders of the applicable Election Notice and return thereof to the Trustee by the required date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Section 6.16, shall evidence an extension or renewal of the obligations represented by the Investor Certificates delivered in exchange therefor, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

                  (d) To the extent required by applicable laws and regulations, as evidenced by an Opinion of Counsel delivered by the Transferor to the Trustee, the provisions of this Section 6.16 shall or may be modified to comply with all applicable laws and regulations in effect at the time of a prepared Extension.

                  Section 6.17 TRANSFERS OF CLASS C CERTIFICATES; LEGENDS. (a) No Class C Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated or otherwise transferred (each such act or event, a "TRANSFER"), except in accordance with this Section 6.17. Any Transfer of a Class C Certificate otherwise permitted by this Section 6.17 will be permitted only if it consists of a PRO RATA percentage interest in all payments made with respect to such Holder's beneficial interest in the Class C Certificates. No Transfer of a Class C Certificate or any interest therein to any Person (each, an "ASSIGNEE") may occur, unless the Assignee shall have executed and delivered to the Trustee an investment letter substantially in the form of Exhibit D hereto and the Transferor shall have granted its prior written consent thereto. Such consent shall not be granted if the Transferor determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; PROVIDED, that any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void; and PROVIDED, FURTHER, that the number of Targeted Holders for the Trust as a result of Transfers of Class C Certificates shall not be more than ten or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion. The Transferor agrees to monitor the number of Targeted Holders and to deny its consent to any transfer of any interest in the Trust with respect to which no opinion has been rendered that such certificate (or other interest in the Trust) will be treated as debt for federal income tax purposes if such transfer could cause the number of Targeted Holders to exceed ninety-nine.

                  (b) Each initial purchaser of a Class C Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class C Certificate or cause an interest in a Class C Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a Class C Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class C Certificate, that it is not and, for so long as it holds any interest in a Class C Certificate, will not become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a Class C Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; PROVIDED, HOWEVER, that if the Transferor agrees to permit such a Transfer, the Transferor or the Servicer may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a Class C Certificate and each Assignee acknowledges that any Opinion of Counsel furnished to the Transferor or the Trustee to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation will be dependent in part on the accuracy of the certifications described in this subsection 6.17(b).

                  (c) Subject to the provisions of subsections 6.17(a) and 6.17(b) above, the Transferor may at any time, without the consent of the Investor Certificateholders, (i) sell or transfer all or a portion of the Class C Certificates and (ii) in connection with any such sale or transfer, enter into a supplemental agreement with the Trustee pursuant to which the Transferor may amend the Class C Certificate Rate, set forth the amount of monthly interest due Class C Certificateholders (the "CLASS C INTEREST"), provide for the payment of additional amounts (the "CLASS C ADDITIONAL INTEREST") with respect to any shortfall (the "CLASS C INTEREST SHORTFALL") in payments of such Class C Interest and provide for such other provisions with respect to the Class C Certificates as may be specified in such supplemental agreement, PROVIDED that in each such case (A) the Transferor shall have given notice to the Trustee, the Servicer, the Administrative Agent and the Rating Agencies of such proposed sale or transfer of the Class C Certificates and such supplemental agreement at least five Business Days prior to the consummation of such sale or transfer and the execution of such proposed supplemental agreement; (B) the Rating Agency Condition shall have been satisfied; (C) no Trust Pay Out Event or Series 1997-1 Pay Out Event shall have occurred prior to the consummation of such proposed sale or transfer of Class C Certificates or the execution of such supplemental agreement; (D) the Transferor shall have delivered an Officer's Certificate, dated the date of the consummation of such sale or transfer and the effectiveness of such supplemental agreement, to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, (E) the Transferor will have delivered an Opinion of Counsel, dated the date of such certificate with respect to such action to the effect that such action will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under Federal or Applicable Tax State income tax laws, and (F) either (x) the Available Reserve Amount on the most recent Determination Date (after giving effect to all payments and allocations on such Determination Date) shall have been equal to or greater than the Required Reserve Amount on such Determination Date, each recalculated on a pro forma basis as though the Class C Certificates had borne interest at the amended Class C Interest Rate throughout each of the three Monthly Periods preceding such Determination Date or (y) the Administrative Agent shall have consented to such supplemental agreement and the terms and conditions set forth therein; PROVIDED, FURTHER, as a condition to the sale or transfer of all or a portion of the Class C Certificates the transferee shall be required to agree not to institute against, or join any other Person in instituting against, or join any other Person instituting against, the Trust or the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full.

                  (d) Transfers of Class C Certificates shall also be subject to the provisions of subsection 3(c) of this Variable Funding Supplement.

                  Section 6.18 TRANSFERS OF VARIABLE FUNDING CERTIFICATES; LEGENDS. (a) The provisions of this Section 6.18 shall apply to the Class A Certificates and the Class B Certificates unless, with respect to such Class, the Transferor and the Trustee shall have received an Opinion of Counsel to the effect that such Class will be treated as indebtedness for federal income tax purposes.

                  (b) Subject to subsection 6.18(a), no Transfer of a Class A Certificate or Class B Certificate or any interest therein (including in the initial offering) may occur, except in accordance with this Section 6.18. Any Transfer of a Class A Certificate or Class B Certificate otherwise permitted by this Section 6.18 will be permitted only if it consists of a PRO RATA percentage interest in all payments made with respect to such Holder's beneficial interest in the Class A Certificates or Class B Certificates, as the case may be. No Transfer of a Class A Certificate or a Class B Certificate or any interest therein to any Assignee shall be permitted, unless such Assignee shall have executed and delivered to the Trustee an investment letter substantially in the form of Exhibit A to the Class A Certificate Purchase Agreement or to the Class B Certificate Purchase Agreement, as applicable, and, except in the case of a Transfer to a Support Bank (as defined in such respective agreements), unless the Transferor shall have granted its prior written consent thereto. Such consent shall not be granted if the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; PROVIDED, that any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void; and PROVIDED, FURTHER, that the number of Targeted Holders for the Trust as a result of Transfers of Class A Certificates and Class B Certificates shall not in the aggregate be more than 20 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion. The Transferor shall not withhold its consent to a Transfer unless
(i) the determination referred to in the preceding sentence has been made with respect to such Transfer, (ii) one of the two provisos to the preceding sentence is applicable to such Transfer, (iii) the Transferor has the right to withhold its consent to such Transfer pursuant to the Class A Certificate Purchase Agreement or the Class B Certificate Purchase Agreement, as applicable, or (iv) the Transferor has the right to prohibit such Transfer pursuant to subsection 6.18(c).

                  (c) Each initial purchaser of a Class A Certificate or a Class B Certificate, as applicable, or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class A Certificate or Class B Certificate, as applicable, or cause an interest in a Class A Certificate or Class B Certificate, as applicable, to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a Class A Certificate or a Class B Certificate, as applicable, or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class A Certificate or Class B Certificate, as applicable, that it is not and, for so long as it holds any interest in a Class A Certificate or Class B Certificate, as applicable, will not become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a Class A Certificate or Class B Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, by written notice to the Trustee permit a Transfer to such entity; PROVIDED, HOWEVER, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a Class A Certificate or a Class B Certificate and each Assignee acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described in this subsection 6.18(c).

                  (d) Transfers of Class A Certificates or Class B Certificates shall also be subject to the provisions of subsection 3(c) of this Variable Funding Supplement.

                  SECTION 10. SERIES 1997-1 PAY OUT EVENTS. The Pay Out Events which can cause the commencement of the Amortization Period with respect to the Series 1997-1 Variable Funding Certificates include the Trust Pay Out Events described in Section 9.1 of the Agreement and the Series 1997-1 Pay Out Events described in the following sentence. If any one of the following events shall occur with respect to the Series 1997-1 Certificates:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Variable Funding Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Variable Funding Supplement, which failure has a material adverse effect on the Series 1997-1 Variable Funding Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, and continues to affect materially and adversely the interests of the Series 1997-1 Variable Funding Certificateholders for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Series 1997-1 Variable Funding Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1 or 2.6 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, and (ii) as a result of which the interests of the Series

1997-1 Variable Funding Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; PROVIDED, HOWEVER, that a Series 1997-1 Pay Out Event pursuant to this subsection 10(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                  (c) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the daily Base Rates for such period;

                  (d) (i) the Transferor Amount shall be less than the Minimum Transferor Amount or (ii) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables, in each case for 15 consecutive days;

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-1 Variable Funding
Certificateholders;

                  (f) failure on the part of the Servicer to deliver the Daily Report or Settlement Statement to the Trustee when due, which failure continues for a period of five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Trustee to the Servicer;

                  (g) the Trustee shall have received notice from the Administrative Agent that a Termination Event has occurred under the Class A Certificate Purchase Agreement or the Class B Certificate Purchase Agreement and stating that such occurrence constitutes a Series 1997-1 Pay Out Event;

                  (h) failure on the part of the Servicer duly to observe or perform in any respect any covenants or agreements of the Servicer set forth in the Agreement (other than those set forth in subsection 10.1(a) or 10.1(f) thereof), which has a material adverse effect on the Series 1997-1 Variable Funding Certificateholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, materially adversely affected thereby and continues to materially adversely affect such Series 1997-1 Variable Funding Certificateholders for such period; or the Servicer shall delegate its duties under the Agreement, except as permitted by Section 8.7 thereof; or any representation, warranty or certification made by the Servicer in the Agreement or in any certificate delivered pursuant to the Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Series 1997-1 Variable Funding Certificateholders and which continues to be incorrect in any material respect for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, materially adversely affected thereby and continues to materially adversely affect such Series 1997-1 Variable Funding Certificateholders for such period;

                  (i) failure on the part of the Originator (i) to make any payment or deposit required by the terms of the Receivables Purchase Agreement on or before the date occurring five days after the date such payment or deposit is required to be made therein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Originator set forth in the Receivables Purchase Agreement, which failure has a material adverse effect on the Series 1997-1 Variable Funding Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Originator by the Trustee, or to the Originator and the Trustee by the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, and continues to affect materially and adversely the interests of the Series 1997-1 Variable Funding Certificateholders for such period;

                  (j) any representation or warranty made by the Originator in the Receivables Purchase Agreement, or any information contained in a transmittal list required to be delivered by the Originator pursuant to Section
2.02 thereof, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Originator by the Trustee, or to the Originator and the Trustee by the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, and (ii) as a result of which the interests of the Series 1997-1 Variable Funding Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; PROVIDED, HOWEVER, that a Series 1997-1 Pay Out Event pursuant to this subsection 10(k) shall not be deemed to have occurred hereunder if the Originator has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Receivables Purchase Agreement;

                  (k) Federated shall cease to own directly or indirectly 100% of the issued and outstanding capital stock of each of the Transferor and the Originator;

                  (l) the Originator shall not be in compliance with all minimum ratios of total capital (and core capital) to risk-weighted-assets required by the governmental authorities regulating the Originator in accordance with the implementation by such authorities of the Basle Accord and such noncompliance shall have continued for a period of 30 days; or

                  (m) the sum of (i) Transferor's tangible net worth (determined in accordance with generally accepted accounting principles) plus (ii) to the extent excluded in determining such tangible net worth, the outstanding principal amount of, and all accrued and unpaid interest on, the subordinated promissory note from the Transferor to FCHC referred to in subsection 2.5(l) of the Agreement, at any time shall be less than $20,000,000, and such condition shall continue for a period of 30 days;

then, in the case of any event described in subparagraph (a), (b), (e), (f),
(h), (i), (j), (k), (l) or (m) after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1997-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraph (c), (d), (g) or (h), a Series 1997-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1997-1 Variable Funding Certificateholders immediately upon the occurrence of such event. The Servicer shall provide prompt written notice to the Rating Agencies of the occurrence of any Pay Out Event following the Servicer's obtaining actual knowledge of such event.

                  SECTION 11. SUCCESSOR SERVICER AND DELEGATION. (a) Section
10.2 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence should be inserted in the fifteenth line of Section 10.2(a) between the phrase "acceptable to the Trustee." and "If such Successor Servicer is" and shall be applicable only with respect to the Series 1997-1 Certificates: "Any Successor Servicer must either (A) be approved by the Class A Agent and the Class B Agent, which approvals shall not be unreasonably withheld, or (B) be a Person which (i) has a net worth of at least $50,000,000, (ii) has serviced at least $2,000,000,000 of credit or charge card receivables at any one time outstanding during the previous 12 months and (iii) has a senior long-term debt rating, as determined by at least one nationally recognized statistical rating organization, of at least `BBB' or its equivalent, PROVIDED, that if such Successor Servicer has no long term debt or such debt is not rated by a nationally recognized statistical rating organization, the long term debt rating of its parent must be at least `BBB' or its equivalent."

                  (b) The Servicer shall not delegate any significant duties as servicer under the Agreement pursuant to Section 8.7 thereof to any Person other than an Affiliate of FDSNB except in accordance with such Section and with the prior consent of the Administrative Agent acting at the direction of Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount or of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, which direction shall not be unreasonably withheld.

                  (c) The Trustee covenants and agrees that, so long as any portion of the Class A Investor Principal Balance (as defined in the Class A Certificate Purchase Agreement) or the Class B Investor Principal Balance (as defined in the Class B Certificate Purchase Agreement) shall remain outstanding or any monetary obligation arising hereunder or under the Class A Certificate Purchase Agreement or the Class B Certificate Purchase Agreement to the Class A Agent, the Class B Agent or any purchaser thereunder shall remain unpaid, unless Holders of Class A Certificates evidencing Undivided Interests aggregating more than 50% of the Class A Invested Amount and of Class B Certificates evidencing Undivided Interests aggregating more than 50% of the Class B Invested Amount, shall otherwise consent in writing, it shall, for the benefit of the Class A Certificateholders, the Class A Agent, the Class B Certificateholders and the Class B Agent, and so long as the Class B Certificate Purchase Agreement or the Class B Certificate Purchase Agreement, as the case may be, shall be in effect, use reasonable efforts to consult with the Class A Agent and the Class B Agent prior to any appointment of any Successor Servicer pursuant to Section 10.2 of the Agreement; PROVIDED that the consent of the Class A Certificateholders or the Class B Certificateholders to the appointment of a Successor Servicer shall only be required if otherwise required under the terms of the Agreement.

                  SECTION 12. SUCCESSOR TRUSTEE. Section 11.6 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence shall be added to the end of subsection 11.6(c) of the Agreement and shall be applicable only to the Series 1997-1 Certificates: "Any successor trustee appointed pursuant to this Section 11.6 shall be subject to the written consent of the Administrative Agent (which consent shall not be unreasonably withheld)."

                  SECTION 13. NOTICES TO ADMINISTRATIVE AGENT. A copy of each notice, demand, direction, report, Officer's Certificate or other certificate, election and opinion required to be sent or delivered pursuant to Section or subsection 1.2(d), 2.3, 2.4(b), 2.4(d), 2.5(f), 2.6(d), 2.6(e), 2.7, 3.5, 3.6,
6.3(b), 6.9, 6.14, 7.2, 8.2, 8.7, 9.2, 10.1, 10.2, 10.3, 10.4, 11.6, 11.9,
11.15, 12.1, 12.2 or 13.2 of the Agreement shall also be sent or delivered and, in the case of opinions, shall be addressed to the Administrative Agent. The Trustee shall also promptly furnish to the Administrative Agent a copy of any notice delivered to it by any Holder of Investor Certificates (other than notices which relate solely to a Series of Investor Certificates other than the Series 1997-1 Certificates or in connection with transfers of Certificates).

                  The Transferor shall give prompt notice to the Administrative Agent (if not otherwise provided for in the Agreement or this Variable Funding Supplement) of any deposit made pursuant to subsection 2.4(c) or 3.8(a) of the Agreement, any change in Charge Account Agreements or the Credit and Collection Policy pursuant to subsection Section 2.5(c) of the Agreement or Section 14 of this Variable Funding Supplement that constitutes a change to the Charge Account Agreements, any transfer pursuant to subsection 2.5(f) of the Agreement and any circumstance contemplated by subsection 3.1(c) of the Agreement. The Servicer shall give prompt notice to the Administrative Agent of any change in the depositary holding the Collection Account pursuant to subsection 4.2(a) of the Agreement, and the Trustee shall give prompt notice to the Administrative Agent of the appointment or change of any Paying Agent pursuant to Section 6.6 of the Agreement and any merger, conversion or consolidation of the Trustee as contemplated by Section 11.9 of the Agreement.

                  SECTION 14. CHARGE ACCOUNT AGREEMENTS AND CREDIT AND COLLECTION POLICIES. Section 2.5(c) of the Agreement shall read in its entirety as set forth below and as so amended and restated shall be applicable only with respect to the Series 1997-1 Certificates: "The Transferor shall comply with and perform its obligations and shall cause the Originator to comply with and perform their obligations under the Charge Account Agreements relating to the Accounts and the Credit and Collection Policy except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. The Transferor may change the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge offs and the periodic finance charges and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of the Transferor, cause, immediately or with the passage of time, a Series 1997-1 Pay Out Event to occur, (ii) (A) if it owns a comparable segment of charge card accounts, such change is made applicable to the comparable segment of the revolving credit card accounts owned by the Transferor, if any, which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change and (B) if it does not own such a comparable segment, it will not make any such change with the intent to materially benefit the Transferor or the Originator over the Investor Certificateholders, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Transferor and an unrelated third party or by the terms of the Charge Account Agreements, and (iii) if the Servicer is servicing charge card accounts owned by an unrelated third party, such change would not result in the Servicer's applying a materially higher standard of care to the servicing of such accounts than it applies under this Agreement. Notwithstanding the Credit and Collection Policy, in the event that
(i) a Servicer Default shall have occurred, or (ii) any event or circumstance described in subsection 9.1(a) of the Agreement shall have occurred with respect to Federated, the Servicer shall promptly take all steps necessary to cause the availability of In-Store Payments to cease and shall indemnify and hold the Trust harmless from any loss resulting from any further In-Store Payments which for any reason are not available for application as Collections as provided in the Agreement."

                  SECTION 15. MINIMUM DENOMINATIONS. The Series 1997-1 Certificates shall initially be issued in the principal amounts of $92,800,000 Class A Variable Funding Certificates, $11,600,000 Class B Variable Funding Certificates and $11,600,000 Class C Certificates. There shall be no minimum denomination for the Series 1997-1 Certificates and the principal amount thereof shall equal on any day the principal amount thereof reflected on the then most recently issued Daily Report.

                  SECTION 16. CASH EQUIVALENTS. No investment of any amounts on deposit in any account established pursuant to this Series 1997-1 Variable Funding Supplement which is not otherwise a Cash Equivalent (i) issued by an investment company described in subclause (x) of clause (c) of the definition of Cash Equivalents or (ii) described in clause (d) or (e) of the definition of Cash Equivalent shall constitute a Cash Equivalent without the written approval of the Administrative Agent.

                  SECTION 17. AUTOMATIC ADDITIONAL ACCOUNTS. The Transferor shall not elect to terminate or suspend the inclusion of Automatic Additional Accounts without the prior written consent of the Administrative Agent acting on behalf of the Holders of Series 1997-1 Variable Funding Certificates as provided in Section 19 of this Variable Funding Supplement.

                  SECTION 18. SERIES 1997-1 TERMINATION. The right of the Series 1997-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date.

                  SECTION 19. ACTIONS BY ADMINISTRATIVE AGENT. The Administrative Agent shall have no obligation hereunder to grant any consent or approval, to give any direction or to take any discretionary action unless and until it has been directed to do so by the Class A Certificateholders as provided in the Class A Certificate Purchase Agreement or by the Class B Certificateholders as provided in the Class B Certificate Purchase Agreement.

                  SECTION 20. PERIODIC FINANCE CHARGES AND OTHER FEES. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

                  SECTION 21. RATING AGENCY CONDITION. Any requirement set forth in the Agreement that, with respect to any action or series of related actions or proposed transaction or series or related proposed transactions, each Rating Agency shall have determined or notified the Trustee, the Transferor or the Servicer that such action or series of related actions or proposed transaction or series or related proposed transactions will not result in a reduction or withdrawal of the rating of any Series of Investor Certificates (or any similar requirement), shall mean with respect to the Series 1997-1, that the Rating Agency Condition has been satisfied with respect to such action or series of related actions or proposed transaction or series or related proposed transactions.

                  SECTION 22. DISTRIBUTION ACCOUNT. There shall be no Distribution Account for Series 1997-1.

                  SECTION 23. CERTIFICATE PURCHASE AGREEMENTS. The Trustee hereby acknowledges receipt of copies of the Class A Certificate Purchase Agreement and the Class B Certificate Purchase Agreement and agrees to be bound by the provisions of subsection 9.12 (b) and Sections 9.14 and 9.15 of each such agreement applicable to it. The Servicer hereby agrees to provide the Trustee with a copy of any amendment or other modification to either such agreement.

                  SECTION 24. RATIFICATION OF AGREEMENT. As supplemented by this Variable Funding Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Variable Funding Supplement shall be read, taken, and construed as one and the same instrument.

                  SECTION 25. COUNTERPARTS. This Variable Funding Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 26. GOVERNING LAW. THIS VARIABLE FUNDING SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 27. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Variable Funding Supplement or for in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

                  SECTION 28. INSTRUCTIONS IN WRITING. All instructions given by the Servicer to the Trustee pursuant to this Variable Funding Supplement shall be in writing, and may be included in a Daily Report or Settlement Statement.

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-1 Variable Funding Supplement to be duly executed by their respective officers as of the day and year first above written.




                              PRIME II RECEIVABLES CORPORATION
                               Transferor

                              By:      /S/ KAREN M. HOGUET
                                 -----------------------------------
                                 Name: Karen M. Hoguet
                                 Title:  Chairman of the Board

                              FDS NATIONAL BANK
                               Servicer

                              By:      /S/ SUSAN R. ROBINSON
                                 -----------------------------------
                                 Name:  Susan R. Robinson
                                 Title: Treasurer

                              THE CHASE MANHATTAN BANK
                               Trustee

                              By:      /S/ DENNIS KILDEA
                                 -----------------------------------
                                 Name: Dennis Kildea
                                 Title: Trust Officer

                                                                     Exhibit A-1

                 [FORM OF CLASS A VARIABLE FUNDING CERTIFICATE]

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. NEITHER THE TRANSFEROR NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

         EACH HOLDER OF THIS CERTIFICATE OR AN INTEREST THEREIN, BY ACCEPTING AND HOLDING THIS CERTIFICATE, IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT (I) AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
SECTION 4975(E)(l) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No.___                                               ____% Percentage Interest

                        PRIME CREDIT CARD MASTER TRUST II
                      CLASS A VARIABLE FUNDING CERTIFICATE,
                                  SERIES 1997-1

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by FDS National Bank ("FDSNB") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

         (Not an interest in or a recourse obligation of Prime II Receivables Corporation, FDSNB or any affiliate of either of them.)


         This certifies that ____________________________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Prime Credit Card Master Trust II (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of January 22, 1997 (the

"Pooling and Servicing Agreement," such term to include any amendment or Supplement thereto) by and among Prime II Receivables Corporation, as Transferor (the "Transferor"), FDSNB, as Servicer (the "Servicer"), and The Chase Manhattan Bank, as Trustee (the "Trustee"), and the Series 1997-1 Variable Funding Supplement, dated as of January 22, 1997 (the "Supplement"), among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property. The Certificateholder is entitled to payments from time to time as provided in the Pooling and Servicing Agreement.

         The holder of this Certificate on any Business Day is entitled to payment in an amount equal to its pro rata share (as provided in the Pooling and Servicing Agreement) of (a) the Class A Initial Invested Amount PLUS (b) an amount equal to the aggregate principal amount of any VFC Additional Class A Invested Amount purchased by the Class A Certificateholders through the end of the preceding Business Day pursuant to Section 6.15 of the Pooling and Servicing Agreement MINUS (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such Business Day.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement may be requested from the Trustee by writing to the Trustee at 450 West 33rd Street, New York, New York 10001, Attention: Corporate Trustee Administration Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement. This Certificate is one of a series of Certificates entitled "Prime Credit Card Master Trust II Class A Variable Funding Certificates, Series 1997-1" (the "Class A Variable Funding Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         The Series 1997-1 Certificates are issued in three classes, the Class A Variable Funding Certificates (of which this certificate is one), the Class B Variable Funding Certificates, which are subordinated to the Class A Variable Funding Certificates in certain rights of payment as described in the Agreement and the Class C Certificates, which are subordinated to the Class A Variable Funding Certificates and Class B Variable Funding Certificates in certain rights of payment as described in the Agreement.

         A portion of the aggregate Receivables in the Trust as determined pursuant to the Pooling and Servicing Agreement will be treated as Finance Charge Receivables. Such amount may be adjusted from time to time pursuant to the Supplement. The remainder of such Receivables will be treated as Principal Receivables.

         Each holder of a Class A Variable Funding Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A


                                     A-1-2

Variable Funding Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor to the extent permitted by law.

         The Trust's assets are allocated in part to the holders of the Investor Certificates (the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Investor Certificates, an Exchangeable Transferor Certificate will be issued pursuant to the Pooling and Servicing Agreement and will represent the Transferor's Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Receivables not represented by the Investor Certificates or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

         The aggregate interest in the Trust represented by the Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time. The Initial Invested Amount is $116,000,000. The aggregate interest in the Trust represented by the Class A Variable Funding Certificates at any time shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $92,800,000.

         Interest will accrue on the unpaid principal amount of the Class A Variable Funding Certificates at a per annum rate equal to the Class A Certificate Rate and will be calculated on each Business Day based on the product of the Class A Certificate Rate and the outstanding principal balance of the Class A Variable Funding Certificates on such Business Day.

         If on any Determination Date the sum of (i) aggregate Investor Default Amount and (ii) the aggregate Investor Uncovered Dilution Amount, if any, for each Business Day in the preceding Monthly Period exceeded the aggregate amount of Finance Charge Collections applied to the payment thereof and the Available Reserve Amount, and the amount of Excess Finance Charge Collections and Reallocated Class C Principal Collections allocated pursuant thereto, then a portion of the Class C Invested Amount will be reduced by an amount equal to such insufficiency (but not in excess of the sum of (i) aggregate Investor Default Amount and (ii) the aggregate Investor Uncovered Dilution Amount for such Monthly Period) to avoid a charge-off with respect to the Class A Variable Funding Certificates or Class B Variable Funding Certificates. If the Class C Invested Amount is reduced to zero, then a portion of the Class B Invested Amount will be reduced by an amount by which the Class C Invested Amount would have been reduced below zero (but not in excess of aggregate Investor Default Amount for such Monthly Period). If the Class B Invested Amount is reduced to zero, then a portion of the Class A Invested Amount will be reduced by an amount by which the Class B Invested Amount would have been reduced below zero (but not in excess of aggregate Investor Default Amount for such Monthly Period).



                                     A-1-3

         The Servicer, is entitled to receive as servicing compensation a servicing fee in an amount equal to, with respect to each Series, the product of
(i) a fraction, the numerator of which is the actual number of days in the measuring period specified in the applicable Series Supplement and the denominator of which is the actual number of days in the year, (ii) the applicable Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the end of the date of determination for such payment as specified in the applicable Series Supplement. The share of the Servicing Fee allocable to the Investor Certificates for any Business Day is equal to the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the year, (ii) 2.0% per annum and (iii) the Invested Amount as of the end of the preceding Business Day (the "Servicing Fee"). The Servicing Fee will be paid in the manner set forth in the Pooling and Servicing Agreement. The remainder of the servicing compensation will be allocable to the Transferor Amount and the Certificateholders of all other Series, and the Trustee and the Investor Certificateholders will not have any obligation to pay such portion of the servicing compensation.

         As described in the Pooling and Servicing Agreement, Principal Collections with respect to any Business Day will be allocated on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Collections.

         Subject to the Pooling and Servicing Agreement and the Supplement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Variable Funding Certificates, which may be less than the unpaid balance of the Class A Variable Funding Certificates pursuant to the terms of the Pooling and Servicing Agreement and the Supplement. All principal of and interest on the Class A Variable Funding Certificates is due and payable no later than January 31, 2002, unless a different date shall be set forth in an Extension Notice (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Variable Funding Certificates. In the event that the Class A Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of Principal Receivables and the related Finance Charge Receivables (or, in some cases, interests therein) up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates determined pursuant to the Pooling and Servicing Agreement), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Variable Funding Certificates, then to the Class B Variable Funding Certificateholders pro rata in final payment of the Class B Variable Funding Certificates and then to the Class C Certificateholders pro rata in final payment of the Class C Certificates.

         The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class

                                     A-1-4

A Variable Funding Certificates of authorized denominations and for the same aggregate fractional Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and certain limitations therein and herein set forth, Class A Variable Funding Certificates are exchangeable for new Class A Variable Funding Certificates evidencing like aggregate fractional undivided interests, as requested by the Class A Certificateholder surrendering such Class A Variable Funding Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement and the Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class A Certificateholders, to cure any ambiguity, to revise any exhibits or schedules (other than Schedule 1) of the Pooling and Servicing Agreement, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement or the Supplement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement or the Supplement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement and the Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class A Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement
(i) to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form or (ii) to restrict or eliminate in any way the Transferor's right to designate Removed Accounts and to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables in such Removed Accounts pursuant to Section 2 of the Pooling and Servicing Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise.

         The Pooling and Servicing Agreement (and any schedule or exhibit thereto) and the Supplement (and any schedule or exhibit thereto) may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class A




                                     A-1-5

Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or the Supplement, or of modifying in any manner the rights of the Holders of the Class A Variable Funding Certificates; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Certificateholders, (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for U.S. federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the U.S. federal income taxation of the Class A Variable Funding Certificates or the Class A Certificateholders and (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the then current rating of any Series or any Class of any Series will not be reduced or withdrawn as a result of such amendment; PROVIDED, FURTHER, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Class A Variable Funding Certificate without the consent of the related Class A Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the percentage pursuant to the next succeeding paragraph required to consent to any such amendment, in each case without the consent of all such Class A Certificateholders.

         The Pooling and Servicing Agreement and the Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of any Series without the consent of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of any Series without the consent of the related Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders; PROVIDED, FURTHER, that for the purposes of the Officer's Certificate referred to in clause (i) above, any action taken in order to enable the Trust or a portion thereof to elect to qualify as a FASIT (or comparable tax entity for the securitization of financial assets) in accordance with the Internal Revenue Code of 1986, as amended, shall be deemed not to materially and adversely affect the interest of the Certificateholders.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.



                                     A-1-6

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                        PRIME II RECEIVABLES CORPORATION

                        By:_________________________________
                           Name:
                           Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Variable Funding Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                        THE CHASE MANHATTAN BANK,
                         as Trustee

                        By:_____________________________
                           Authorized Signatory

                                                                     Exhibit A-2

                 [FORM OF CLASS B VARIABLE FUNDING CERTIFICATE]

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. NEITHER THE TRANSFEROR NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

         EACH HOLDER OF THIS CERTIFICATE OR AN INTEREST THEREIN, BY ACCEPTING AND HOLDING THIS CERTIFICATE, IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT (I) AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
SECTION 4975(E)(l) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No.___                                                ____% Percentage Interest

                        PRIME CREDIT CARD MASTER TRUST II
                      CLASS B VARIABLE FUNDING CERTIFICATE,
                                  SERIES 1997-1

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by FDS National Bank ("FDSNB") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

         (Not an interest in or a recourse obligation of Prime II Receivables Corporation, FDSNB or any affiliate of either of them.)

         This certifies that ____________________________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Prime Credit Card Master Trust II (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of January 22, 1997 (the

"Pooling and Servicing Agreement," such term to include any amendment or Supplement thereto) by and among Prime II Receivables Corporation, as Transferor (the "Transferor"), FDSNB, as Servicer (the "Servicer"), and The Chase Manhattan Bank, as Trustee (the "Trustee"), and the Series 1997-1 Variable Funding Supplement, dated as of January 22, 1997 (the "Supplement"), among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property. The Certificateholder is entitled to payments from time to time as provided in the Pooling and Servicing Agreement.

         The holder of this Certificate on any Business Day is entitled to payment in an amount equal to its pro rata share (as provided in the Pooling and Servicing Agreement) of (a) the Class B Initial Invested Amount PLUS (b) an amount equal to the aggregate principal amount of any VFC Additional Class B Invested Amount purchased by the Class B Certificateholders through the end of the preceding Business Day pursuant to Section 6.15 of the Pooling and Servicing Agreement MINUS (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such Business Day.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement may be requested from the Trustee by writing to the Trustee at 450 West 33rd Street, New York, New York 10001, Attention: Corporate Trustee Administration Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement. This Certificate is one of a series of Certificates entitled "Prime Credit Card Master Trust II Class B Variable Funding Certificates, Series 1997-1" (the "Class B Variable Funding Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         The Series 1997-1 Certificates are issued in three classes, the Class A Variable Funding Certificates, the Class B Variable Funding Certificates (of which this certificate is one), which are subordinated to the Class A Variable Funding Certificates in certain rights of payment as described in the Agreement and the Class C Certificates, which are subordinated to the Class A Variable Funding Certificates and Class B Variable Funding Certificates in certain rights of payment as described in the Agreement.

         A portion of the aggregate Receivables in the Trust as determined pursuant to the Pooling and Servicing Agreement will be treated as Finance Charge Receivables. Such amount may be adjusted from time to time pursuant to the Supplement. The remainder of such Receivables will be treated as Principal Receivables.

         Each holder of a Class B Variable Funding Certificate (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B



                                     A-2-2

Variable Funding Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor to the extent permitted by law.

         The Trust's assets are allocated in part to the holders of the Investor Certificates (the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Investor Certificates, an Exchangeable Transferor Certificate will be issued pursuant to the Pooling and Servicing Agreement and will represent the Transferor's Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Receivables not represented by the Investor Certificates or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

         The aggregate interest in the Trust represented by the Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time. The Initial Invested Amount is $116,000,000. The aggregate interest in the Trust represented by the Class B Variable Funding Certificates at any time shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $11,600,000.

         Interest will accrue on the unpaid principal amount of the Class B Variable Funding Certificates at a per annum rate equal to the Class B Certificate Rate and will be calculated on each Business Day based on the product of the Class B Certificate Rate and the outstanding principal balance of the Class B Variable Funding Certificates on such Business Day.

         If on any Determination Date the sum of (i) aggregate Investor Default Amount and (ii) the aggregate Investor Uncovered Dilution Amount, if any, for each Business Day in the preceding Monthly Period exceeded the aggregate amount of Finance Charge Collections applied to the payment thereof and the Available Reserve Amount, and the amount of Excess Finance Charge Collections and Reallocated Class C Principal Collections allocated pursuant thereto, then a portion of the Class C Invested Amount will be reduced by an amount equal to such insufficiency (but not in excess of the sum of (i) aggregate Investor Default Amount and (ii) the aggregate Investor Uncovered Dilution Amount for such Monthly Period) to avoid a charge-off with respect to the Class A Variable Funding Certificates or Class B Variable Funding Certificates. If the Class C Invested Amount is reduced to zero, then a portion of the Class B Invested Amount will be reduced by an amount by which the Class C Invested Amount would have been reduced below zero (but not in excess of aggregate Investor Default Amount for such Monthly Period). If the Class B Invested Amount is reduced to zero, then a portion of the Class A Invested Amount will be reduced by an amount by which the Class B Invested Amount would have been reduced below zero (but not in excess of aggregate Investor Default Amount for such Monthly Period).




                                     A-2-3

         The Servicer, is entitled to receive as servicing compensation a servicing fee in an amount equal to, with respect to each Series, the product of
(i) a fraction, the numerator of which is the actual number of days in the measuring period specified in the applicable Series Supplement and the denominator of which is the actual number of days in the year, (ii) the applicable Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the end of the date of determination for such payment as specified in the applicable Series Supplement. The share of the Servicing Fee allocable to the Investor Certificates for any Business Day is equal to the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in a year, (ii) 2.0% per annum and (iii) the Invested Amount as of the end of the preceding Business Day (the "Servicing Fee"). The Servicing Fee will be paid in the manner set forth in the Pooling and Servicing Agreement. The remainder of the servicing compensation will be allocable to the Transferor Amount and the Certificateholders of all other Series, and the Trustee and the Investor Certificateholders will not have any obligation to pay such portion of the servicing compensation.

         As described in the Pooling and Servicing Agreement, Principal Collections with respect to any Business Day will be allocated on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Collections.

         Subject to the Pooling and Servicing Agreement and the Supplement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Variable Funding Certificates, which may be less than the unpaid balance of the Class B Variable Funding Certificates pursuant to the terms of the Pooling and Servicing Agreement and the Supplement. All principal of and interest on the Class B Variable Funding Certificates is due and payable no later than January 31, 2002, unless a different date shall be set forth in an Extension Notice (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Variable Funding Certificates. In the event that the Class B Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of Principal Receivables and the related Finance Charge Receivables (or, in some cases, interests therein) up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates determined pursuant to the Pooling and Servicing Agreement), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Variable Funding Certificates, then to the Class B Variable Funding Certificateholders pro rata in final payment of the Class B Variable Funding Certificates and then to the Class C Certificateholders pro rata in final payment of the Class C Certificates.

         The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class



                                     A-2-4

B Variable Funding Certificates of authorized denominations and for the same aggregate fractional Undivided Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and certain limitations therein and herein set forth, Class B Variable Funding Certificates are exchangeable for new Class B Variable Funding Certificates evidencing like aggregate fractional undivided interests, as requested by the Class B Certificateholder surrendering such Class B Variable Funding Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement and the Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class B Certificateholders, to cure any ambiguity, to revise any exhibits or schedules (other than Schedule 1) of the Pooling and Servicing Agreement, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement or the Supplement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement or the Supplement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement and the Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class B Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement
(i) to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form or (ii) to restrict or eliminate in any way the Transferor's right to designate Removed Accounts and to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables in such Removed Accounts pursuant to Section 2 of the Pooling and Servicing Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise.

         The Pooling and Servicing Agreement (and any schedule or exhibit thereto) and the Supplement (and any schedule or exhibit thereto) may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class B

                                     A-2-5

Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or the Supplement, or of modifying in any manner the rights of the Holders of the Class B Variable Funding Certificates; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Certificateholders, (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for U.S. federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the U.S. federal income taxation of the Class B Variable Funding Certificates or the Class B Certificateholders and (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the then current rating of any Series or any Class of any Series will not be reduced or withdrawn as a result of such amendment; PROVIDED, FURTHER, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Class B Variable Funding Certificate without the consent of the related Class B Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the percentage pursuant to the next succeeding paragraph required to consent to any such amendment, in each case without the consent of all such Class B Certificateholders.

         The Pooling and Servicing Agreement and the Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of any Series without the consent of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of any Series without the consent of the related Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders; PROVIDED, FURTHER, that for the purposes of the Officer's Certificate referred to in clause (i) above, any action taken in order to enable the Trust or a portion thereof to elect to qualify as a FASIT (or comparable tax entity for the securitization of financial assets) in accordance with the Internal Revenue Code of 1986, as amended, shall be deemed not to materially and adversely affect the interest of the Certificateholders.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.




                                     A-2-6

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                        PRIME II RECEIVABLES CORPORATION

                        By:_________________________________
                           Name:
                           Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Variable Funding Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                        THE CHASE MANHATTAN BANK,
                         as Trustee

                        By:_____________________________
                           Authorized Signatory

                                                                     Exhibit A-3

                          [FORM OF CLASS C CERTIFICATE]

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. NEITHER THE TRANSFEROR NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

         EACH HOLDER OF THIS CERTIFICATE OR AN INTEREST THEREIN, BY ACCEPTING AND HOLDING THIS CERTIFICATE, IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT (I) AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
SECTION 4975(E)(l) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No.___                                                 ___% Percentage Interest

                        PRIME CREDIT CARD MASTER TRUST II
                              CLASS C CERTIFICATE,
                                  SERIES 1997-1

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by FDS National Bank ("FDSNB") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

         (Not an interest in or a recourse obligation of Prime II Receivables Corporation, FDSNB or any affiliate of either of them.)

         This certifies that ____________________________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Prime Credit Card Master Trust II (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of January 22, 1997 (the

"Pooling and Servicing Agreement," such term to include any amendment or Supplement thereto) by and among Prime II Receivables Corporation, as Transferor (the "Transferor"), FDSNB, as Servicer (the "Servicer"), and The Chase Manhattan Bank, as Trustee (the "Trustee"), and the Series 1997-1 Variable Funding Supplement, dated as of January 22, 1997 (the "Supplement"), among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property. The Certificateholder is entitled to payments from time to time as provided in the Pooling and Servicing Agreement.

         The holder of this Certificate on any Business Day is entitled to payment in an amount equal to its pro rata share (as provided in the Pooling and Servicing Agreement) of (a) the Class C Initial Invested Amount PLUS (b) an amount equal to the aggregate principal amount of any VFC Additional Class C Invested Amount purchased by the Class C Certificateholders through the end of the preceding Business Day pursuant to Section 6.15 of the Pooling and Servicing Agreement MINUS (c) the aggregate amount of principal payments to the Class C Certificateholders prior to such Business Day.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement may be requested from the Trustee by writing to the Trustee at 450 West 33rd Street, New York, New York 10001, Attention: Corporate Trustee Administration Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement. This Certificate is one of a series of Certificates entitled "Prime Credit Card Master Trust II Class C Certificates, Series 1997-1" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         The Series 1997-1 Certificates are issued in three classes, the Class A Variable Funding Certificates, the Class B Variable Funding Certificates, which are subordinated to the Class A Variable Funding Certificates in certain rights of payment as described in the Agreement and the Class C Certificates (of which this certificate is one), which are subordinated to the Class A Variable Funding Certificates and Class B Variable Funding Certificates in certain rights of payment as described in the Agreement.

         A portion of the aggregate Receivables in the Trust as determined pursuant to the Pooling and Servicing Agreement will be treated as Finance Charge Receivables. Such amount may be adjusted from time to time pursuant to the Supplement. The remainder of such Receivables will be treated as Principal Receivables.

         Each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificates for


                                     A-3-2
purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor to the extent permitted by law.

         The Trust's assets are allocated in part to the holders of the Investor Certificates (the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Investor Certificates, an Exchangeable Transferor Certificate will be issued pursuant to the Pooling and Servicing Agreement and will represent the Transferor's Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Receivables not represented by the Investor Certificates or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

         The aggregate interest in the Trust represented by the Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time. The Initial Invested Amount is $116,000,000. The aggregate interest in the Trust represented by the Class C Certificates at any time shall not exceed an amount equal to the Class C Invested Amount at such time. The Class C Initial Invested Amount is $11,600,000.

         Interest will accrue on the unpaid principal amount of the Class C Certificates at a per annum rate equal to the Class C Certificate Rate and will be calculated on each Business Day based on the product of the Class C Certificate Rate and the outstanding principal balance of the Class C Certificates on such Business Day.

         If on any Determination Date the sum of (i) aggregate Investor Default Amount and (ii) the aggregate Investor Uncovered Dilution Amount, if any, for each Business Day in the preceding Monthly Period exceeded the aggregate amount of Finance Charge Collections applied to the payment thereof and the Available Reserve Amount, and the amount of Excess Finance Charge Collections and Reallocated Class C Principal Collections allocated pursuant thereto, then a portion of the Class C Invested Amount will be reduced by an amount equal to such insufficiency (but not in excess of the sum of (i) aggregate Investor Default Amount and (ii) the aggregate Investor Uncovered Dilution Amount for such Monthly Period) to avoid a charge-off with respect to the Class A Variable Funding Certificates or Class B Variable Funding Certificates. If the Class C Invested Amount is reduced to zero, then a portion of the Class B Invested Amount will be reduced by an amount by which the Class C Invested Amount would have been reduced below zero (but not in excess of aggregate Investor Default Amount for such Monthly Period). If the Class B Invested Amount is reduced to zero, then a portion of the Class A Invested Amount will be reduced by an amount by which the Class B Invested Amount would have been reduced below zero (but not in excess of aggregate Investor Default Amount for such Monthly Period).



                                     A-3-3

         The Servicer, is entitled to receive as servicing compensation a servicing fee in an amount equal to, with respect to each Series, the product of
(i) a fraction, the numerator of which is the actual number of days in the measuring period specified in the applicable Series Supplement and the denominator of which is the actual number of days in the year, (ii) the applicable Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the end of the date of determination for such payment as specified in the applicable Series Supplement. The share of the Servicing Fee allocable to the Investor Certificates for any Business Day is equal to the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in a year, (ii) 2.0% per annum and (iii) the Invested Amount as of the end of the preceding Business Day (the "Servicing Fee"). The Servicing Fee will be paid in the manner set forth in the Pooling and Servicing Agreement. The remainder of the servicing compensation will be allocable to the Transferor Amount and the Certificateholders of all other Series, and the Trustee and the Investor Certificateholders will not have any obligation to pay such portion of the servicing compensation.

         As described in the Pooling and Servicing Agreement, Principal Collections with respect to any Business Day will be allocated on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Collections.

         Subject to the Pooling and Servicing Agreement and the Supplement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Pooling and Servicing Agreement and the Supplement. All principal of and interest on the Class C Certificates is due and payable no later than January 31, 2002, unless a different date shall be set forth in an Extension Notice (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of Principal Receivables and the related Finance Charge Receivables (or, in some cases, interests therein) up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates determined pursuant to the Pooling and Servicing Agreement), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Variable Funding Certificates, then to the Class B Variable Funding Certificateholders pro rata in final payment of the Class B Variable Funding Certificates and then to the Class C Certificateholders pro rata in final payment of the Class C Certificates.

         The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate fractional Undivided Interests will be issued to the designated transferee or transferees.




                                     A-3-4

         As provided in the Pooling and Servicing Agreement and certain limitations therein and herein set forth, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate fractional undivided interests, as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement and the Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class C Certificateholders, to cure any ambiguity, to revise any exhibits or schedules (other than Schedule 1) of the Pooling and Servicing Agreement, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement or the Supplement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement or the Supplement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement and the Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class C Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement
(i) to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form or (ii) to restrict or eliminate in any way the Transferor's right to designate Removed Accounts and to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables in such Removed Accounts pursuant to Section 2 of the Pooling and Servicing Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise.

         The Pooling and Servicing Agreement (and any schedule or exhibit thereto) and the Supplement (and any schedule or exhibit thereto) may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Class C Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or the Supplement, or of modifying in any manner the rights of the Holders of the Class C Certificates; provided that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment



                                     A-3-5
will not materially and adversely affect the interests of the Certificateholders, (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for U.S. federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the U.S. federal income taxation of the Class C Certificates or the Class C Certificateholders and (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the then current rating of any Series or any Class of any Series will not be reduced or withdrawn as a result of such amendment; PROVIDED, FURTHER, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Class C Certificate without the consent of the related Class C Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the percentage pursuant to the next succeeding paragraph required to consent to any such amendment, in each case without the consent of all such Class C Certificateholders.

         The Pooling and Servicing Agreement and the Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of any Series without the consent of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of any Series without the consent of the related Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders; PROVIDED, FURTHER, that for the purposes of the Officer's Certificate referred to in clause (i) above, any action taken in order to enable the Trust or a portion thereof to elect to qualify as a FASIT (or comparable tax entity for the securitization of financial assets) in accordance with the Internal Revenue Code of 1986, as amended, shall be deemed not to materially and adversely affect the interest of the Certificateholders.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.



                                     A-3-6

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                        PRIME II RECEIVABLES CORPORATION

                        By:_________________________________
                           Name:
                           Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                        THE CHASE MANHATTAN BANK,
                         as Trustee

                        By:_____________________________
                           Authorized Signatory

                                                                       EXHIBIT B

                            FORM OF EXTENSION NOTICE

                PRIME CREDIT CARD MASTER TRUST II, SERIES 1997-1

         The undersigned, a duly authorized representative of Prime II Receivables Corporation, a Delaware corporation the "Transferor"), as Transferor pursuant to the Pooling and Servicing Agreement dated as of January 22, 1997 (the "Pooling and Servicing Agreement"), by and between the Transferor, as transferor, FDS National Bank, as Servicer (the "Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by the Series 1997-1 Supplement, dated January 22, 1997 (the "Series 1997-1 Supplement"), by and between the Transferor, the Servicer and the Trustee, (the Pooling and Servicing Agreement, as supplemented by the Series 1997-1 Supplement, or as the Pooling and Servicing Agreement may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor Certificateholders:

         A. Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

         B. The undersigned is a Treasurer, Vice President or more senior officer of the Transferor who is duly authorized to execute and deliver this Certificate on behalf of the Transferor.

         C. This Certificate is being delivered pursuant to Section 6.16(a) of the Agreement.

         D. The Transferor is the Transferor under the Agreement.

         E. No Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agreement.

         F. The Certificate is being delivered to the Trustee on or before the date specified in subsection 6.16(a) for such delivery.

         G.  NOTIFICATION OF EXTENSION.

         Pursuant to subsection 6.16(a) and in respect of [ , ] (the "Current Extension Date"), the Transferor hereby notifies the Trustee and the Investor Certificateholders of the Transferor's intention to extend the Revolving Period in respect of Series 1997-1 on the Current Extension Date pursuant to the provisions of Section 6.16, until the date set forth below (such extension, the "Extension").

         H.  REQUIREMENTS TO COMPLETE EXTENSION

                   (1) Annexed hereto is an election notice (an "Election Notice") to be returned by any Investor Certificateholder electing to approve the Extension. No Extension shall occur unless Investor Certificateholders holding at least the aggregate principal amount of Class A Certificates and Class B Certificates set forth below, respectively, shall return properly executed Election Notices approving the Extension by the Election Date (as defined below). Any Investor Certificateholder electing to approve the Extension must deliver a properly executed Election Notice at the office of the Trustee, ___________________________ [address] on or before 3:00 p.m., [New York City]
time, on [ , ] (the "Election Date"). Any Investor Certificateholder may withdraw any Election Notice delivered by it to the Trustee by notifying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.

                   (2) The minimum principal amount of Class A Certificates that
must approve of the Extension before such Extension may occur shall equal $    .

                   (3) The minimum principal amount of Class B Certificates that
must approve of the Extension before such Extension may occur shall equal $    .

                   4) THE EXTENSION SHALL NOT OCCUR UNTIL PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR CERTIFICATEHOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF CLASS A AND CLASS B CERTIFICATES, THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR AND THE TRUSTEE PURSUANT TO SECTION 6.16(b). THE TRANSFEROR MAY IN ITS SOLE DISCRETION WITHDRAW THIS EXTENSION NOTICE AT ANY TIME ON OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL OCCUR.

              I.  NEW PROVISIONS TO BECOME EFFECTIVE ON THE EXTENSION DATE.

                  (1) The new Amortization Period Commencement Date shall be the earlier of (a) [ (b) the Pay Out Commencement Date.

                  (2)  The new Extension Date shall be
[               ,           ].

                  [(3) The new Scheduled Series 1997-1 Termination Date shall
be [           ,        ].]

                  [(4) The following are additional provisions that will apply to the Investor Certificates on and after the Extension Date:

                               INSERT PROVISIONS]

          J.  Annexed hereto are the following:

                         (1)  the form of Extension Tax Opinion.

                         (2)  the form of Extension Opinion.

                         (3)  the Election Notice.

          IN WITNESS WHEREOF, the undersigned has duly-executed this
certificate this  [  ]  day  of [             ,           ].



                                             PRIME II RECEIVABLES CORPORATION

                                             By:_______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT C

               FORM OF INVESTOR CERTIFICATEHOLDER ELECTION NOTICE

The Chase Manhattan Bank
450 West 33rd Street
New York, New York  10001
Attention:  Corporate Trustee Administration Department

Re:       Prime Credit Card Master Trust II:
          Election Notice to Extend Series 1997-1
          ---------------------------------------

Ladies and Gentlemen:

          The undersigned hereby elects to approve the extension of the Revolving Period for Series 1997-1 until the Amortization Period Commencement Date set forth in the Extension Notice dated [ , ] (the "Extension Notice") and delivered to the undersigned pursuant Section 6.16(a) of the Pooling and Servicing Agreement, dated as of January 22, 1997 including the Series 1997-1 Supplement thereto, each by and among Prime II Receivables Corporation, as transferor, FDS National Bank, as Servicer, and The Chase Manhattan Bank, as trustee (the "Pooling and Servicing Agreement"). The undersigned hereby acknowledges that commencing on the Current Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

          IN WITNESS WHEREOF, the undersigned registered owner(s) has [have] executed this Election Notice as of the date set forth below.

Dated:

                                          Name(s): __________________________

                                          Address:  _________________________
                                                     (Please Print)

                                          Signature(s): _____________________

                                                                       EXHIBIT D

                            FORM OF INVESTMENT LETTER
                      (Class C Certificates, Series 1997-1)

                                     [Date]

          Re:      Prime Credit Card Master Trust II
                   Class C Certificates, Series 1997-1
                   -----------------------------------

Ladies and Gentlemen:

                   This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 6.17 of the Series 1997-1 Variable Funding Supplement, dated as of January __, 1997 (the "Supplement"), among Prime II Receivables Corporation, as Transferor (the "Transferor"), FDS National Bank, as Servicer (the "Servicer"), and The Chase Manhattan Bank, as Trustee (the "Trustee"), which supplements the Pooling and Servicing Agreement, dated as of January __, 1997, among the Transferor, the Servicer and the Trustee, in connection with the Purchaser's acquisition of Class C Certificates or an interest therein. Capitalized terms used herein without definition shall have the meanings set forth in the Supplement. The Purchaser represents to and agrees with the Transferor and the Trustee as follows:

                   (a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Series C Certificates and is able to bear the economic risk of such investment. The Purchaser has independently and based on such documents and information as it has deemed appropriate, made is own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Trust, the Transferor and the Servicer and made its own decision to purchase its interest in the Series C Certificates, and will, independently and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Supplement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Trust, the Transferor and the Servicer.

                   (b) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Series C Certificates has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Series C Certificates has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

                  (c) The Purchaser is acquiring an interest in Series C Certificates without a view to any distribution, resale or other transfer thereof except, with respect to any Series C Certificates or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Series C Certificates, except in accordance with Section 6.17 of the Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Transferor or any affiliate of the Transferor; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Series C Certificates or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

                   (d) The Purchaser hereby certifies to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class C Certificate or cause an interest in a Class C Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. The Purchaser hereby further certifies that it is not and, for so long as it holds any interest in a Class C Certificate, will not become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. The Purchaser acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described in this paragraph.

                   (e) Pursuant to subsection 6.17(c) of the Supplement, the Purchaser hereby agrees not to institute against, or join any other Person in instituting against, or join any other Person in instituting against, the Trust or the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full.

                   (f) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                                Very truly yours,

                                                [NAME OF PURCHASER]

                                                By:___________________________
                                                   Name:
                                                   Title:

ACKNOWLEDGED AS OF THE DATE FIRST ABOVE WRITTEN:

PRIME II RECEIVABLES
   CORPORATION

By:_______________________
   Name:
   Title:

                                                                       EXHIBIT E

                        PRIME CREDIT CARD MASTER TRUST II
                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                [Attached hereto]

                                                                                                                     Exhibit E
                                                        PRIME CREDIT CARD
                                                         MASTER TRUST II
                                        SERIES 1997-1 MONTHLY CERTIFICATEHOLDERS STATEMENT

    Distribution Date:                             01-Jan-97

    Monthly Period:                                January
                                                   01-Jan-97
                                                   01-Jan-97
    (i)  Net Principal Collections/Allocation                                                                              0.00

            Class A Allocation                                                                                             0.00
            Class B Allocation                                                                                             0.00
            Class C Allocation                                                                                             0.00

    (ii) Total Finance Charge Collections/Allocation                                                                       0.00
            Of which Interchange                                                                                           0.00

            Class A Allocation                                                                                             0.00
            Class B Allocation                                                                                             0.00
            Class C Allocation                                                                                             0.00

    (iii)Principal Receivables                                 01-Jan-97                                                   00.0

         Invested Amount                                                                                                   0.00

            Class A                                                                                                        0.00
            Class B                                                                                                        0.00
            Class C                                                                                                        0.00

         Transferor Amount                                                                                                 0.00
            Percentage                                                                                                     0.00%

         Fixed/Floating Allocation Percentage                                                                              0.00

            Class A                                                                                                        0.00%
            Class B                                                                                                        0.00%
            Class C                                                                                                        0.00%

    (iv) Delinquency

            Current                                                                                           0.00         0.00%
            30 Days                                                                                           0.00         0.00%
            60 Days                                                                                           0.00         0.00%
            90 Days                                                                                           0.00         0.00%
            120 Days                                                                                          0.00         0.00%
            150 Days                                                                                          0.00         0.00%
            180 Days +                                                                                        0.00         0.00%
            Total                                                                                             0.00         0.00%

    (v)  Aggregate Investor Default Amount                                                                                 0.00
            Percentage of Average Invested Amount                                                                          0.00%

    (vi) Aggregate Investor Uncovered Dilution                                                                             0.00

    (vii)Investor Charge Offs/Recoveries                                                                                   0.00

            Class A Charge Offs                                                                                            0.00
            Class A Charge Off Recoveries                                                                                  0.00
            Class B Charge Offs                                                                                            0.00
            Class B Charge Off Recoveries                                                                                  0.00
            Class C Charge Offs                                                                                            0.00
            Class C Charge Off Recoveries                                                                                  0.00

    (viii)Monthly Servicing Fee                                                                                            0.00

                                                                          Average of 6 Months   Average of 3 Months   Current Month
    (ix) Payment Rate Percentage                                                 0.00%                0.00%                0.00%
         Excess Spread Percentage                                                0.00%                0.00%                0.00%


    (x)  Reserve Account:
            Required Reserve Account Percentage                                                                            0.00%

            Opening Balance                                                                                                0.00
            Deposits                                                                                                       0.00
            Disbursement                                                                                                   0.00
            Closing Balance                                                                                                0.00

    (xi) Portfolio Yield                                                                                                   0.00%
         Average Base Rate                                                                                                 0.00%


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